As filed with the Securities and Exchange Commission on October 26, 1999

                                                       Registration Nos. 2-16590
                                                                         811-945
================================================================================
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 -------------

                                   FORM N-1A
                            REGISTRATION STATEMENT
                                   Under the
                             SECURITIES ACT OF 1933                          [X]
                                                                             [ ]
                          Pre-Effective Amendment No.

                         Post-Effective Amendment No. 67                     [X]

                                     and/or

                            REGISTRATION STATEMENT
                                   Under the
                         INVESTMENT COMPANY ACT OF 1940                      [X]

                                Amendment No. 67                             [X]

                       (Check appropriate box or boxes.)

                                 -------------

                 Phoenix-Aberdeen Worldwide Opportunities Fund
        (Exact Name of Registrant as Specified in Declaration of Trust)

                                 -------------

              101 Munson Street, Greenfield, Massachusetts 01301
              (Address of Principal Executive Offices) (Zip Code)

                          c/o Phoenix Equity Planning
                      Corporation -- Shareholder Services
                                 (800) 243-1574
              (Registrant's Telephone Number, including Area Code)

                                 -------------

                              Pamela S. Sinofsky
                 Assistant Vice President and Assistant Counsel

                       Phoenix Investment Partners, Ltd.
                               56 Prospect Street
                       Hartford, Connecticut 06115-0479
                    (name and address of Agent for Service)

                                 -------------

                 Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)

[X] on October 29, 1999 pursuant to paragraph (b) of Rule 485

[ ] 60 days after filing pursuant to paragraph (a)(i)

[ ] on        pursuant to paragraph (a)(i)

[ ] 75 days after filing pursuant to paragraph (a)(ii)

[ ] on        pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--------------------------------------------------------------------------------
================================================================================

                  PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND

                  Cross Reference Sheet Pursuant to Rule 495(a)

                                     PART A

 Item Number Form N-1A, Part A                                        Prospectus Caption
 -----------------------------                                        ------------------
  1.     Front and Back Cover Pages ...............................   Cover Page, Back Cover Page

  2.     Risk/Return Summary: Investments, Risks, Performance......   Investment Risk and Return Summary

  3.     Risk Return Summary: Fee Table ...........................   Fund Expenses

  4.     Investment Objectives, Principal Investment Strategies,      Investment Risk and Return Summary; Investment
         and Related Risks ........................................   Strategies; Risks Related to Investment Strategies

  5.     Management's Discussion of Fund Performance ..............   Performance Tables

  6.     Management, Organization, and Capital Structure ..........   Management of the Fund

  7.     Shareholder Information ..................................   Pricing of Fund Shares; Sales Charges; Your Account;
                                                                      How to Buy Shares; How to Sell Shares; Things to
                                                                      Know When Selling Shares; Account Policies; Investor
                                                                      Services; Tax Status

  8.     Distribution Arrangements ................................   Sales Charges

  9.     Financial Highlights Information .........................   Financial Highlights

                                     PART B

 Item Number Form N-1A, Part B                                        Statement of Additional Information Caption
 -----------------------------                                        -------------------------------------------
 10.     Cover Page and Table of Contents .........................   Cover Page, Table of Contents

 11.     Fund History .............................................   The Fund

 12.     Description of the Fund and Its Investment Risks .........   Investment Objectives and Policies; Investment Restrictions

 13.     Management of the Fund ...................................   Management of the Fund

 14.     Control Persons and Principal Holders of Securities ......   Management of the Fund

 15.     Investment Advisory and Other Services ...................   Services of the Adviser; The Distributor; Distribution
                                                                      Plans; Other Information

 16.     Brokerage Allocation and Other Practices .................   Portfolio Transactions and Brokerage

 17.     Capital Stock and Other Securities .......................   Other Information

 18.     Purchase, Redemption, and Pricing of Shares ..............   Net Asset Value; How to Buy Shares; Investor Account
                                                                      Services; Redemption of Shares; Tax Sheltered
                                                                      Retirement Plans

 19.     Taxation of the Fund .....................................   Dividends, Distributions and Taxes

 20.     Underwriters .............................................   The Distributor

 21.     Calculation of Performance Data ..........................   Performance Information

 22.     Financial Statements .....................................   Financial Statements


                                     PART C

      Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this registration statement.

Front Cover


Phoenix Investment Partners

Prospectus

October 29, 1999


Aberdeen

Phoenix-Aberdeen Worldwide
Opportunities Fund




Phoenix-Aberdeen Worldwide Opportunities Fund is a mutual fund that mainly invests in common stocks of U.S. and foreign companies with the investment objective of capital appreciation.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus contains important information about the Phoenix-Aberdeen Worldwide Opportunities Fund that you should know before investing. Please read it carefully and retain it for future reference.

[Phoenix Logo]

                                   Table of Contents
-----------------------------------------------------


  Investment Risk and Return Summary .............   page 1

  Fund Expenses ..................................   page 4

  Investment Strategies ..........................   page 5

  Risks Related to Investment Strategies .........   page 6

  Management of the Fund .........................   page 8

  Pricing of Fund Shares .........................  page 10

  Sales Charges ..................................  page 11

  Your Account ...................................  page 14

  How to Buy Shares ..............................  page 15

  How to Sell Shares .............................  page 15

  Things You Should Know When
    Selling Shares ...............................  page 16

  Account Policies ...............................  page 17

  Investor Services ..............................  page 18

  Tax Status of Distributions ....................  page 19

  Financial Highlights ...........................  page 20

  Additional Information .........................  page 22


Phoenix-
Aberdeen
Worldwide
Opportunities
Fund

               Investment Risk and Return Summary
-------------------------------------------------

               Investment Objective

               Phoenix-Aberdeen Worldwide Opportunities Fund has an investment objective of capital appreciation. There is no guarantee that the fund will achieve its objective.

               Principal Investment Strategies

               > The fund may invest in a diversified portfolio of equity and fixed income securities. The fund will invest at least 65% of its assets in securities of issuers located in 3 or more countries, one of which will be the United States.

               > The fund intends to invest at least 65% of its total assets in common stocks.

               > The fund may invest in other types of equity securities including preferred stock, other securities that can be converted into common stock or preferred stock, and warrants to purchase common stock or preferred stock.

               > An adviser and subadviser will manage the fund. The subadviser will determine how much of the fund's assets will be invested in different countries and regions. The subadviser will also decide which investments to buy and sell in all countries and regions other than the United States. The adviser will decide which investments to buy and sell in the United States. Distributions of investment income, such as dividends and interest, are incidental in the selection of investments.

               > The subadviser uses a quantitative value strategy in selecting investments. The adviser uses a growth-oriented approach in selecting investments.

               > Up to 35% of the fund's assets may be invested in fixed income securities such as corporate and government notes and bonds. Up to 5% of the fund's assets can be invested in high-yield securities ("junk bonds"). The rest must be invested in investment grade securities.

               > The fund may invest in small companies as well as larger companies.

               > The fund may invest in companies in foreign countries with developed markets and countries with "emerging markets."

               Principal Risks

               If you invest in this fund, you risk that you may lose your investment.

               Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected. As a result, the value of your shares may decrease. Increases in interest rates affecting the global economy, particular industries or specific companies can cause fixed income investments that the fund may own to decline in value. This, too, can cause your share value to decrease.


                                 Phoenix-Aberdeen Worldwide Opportunities Fund 1

               Political and economic uncertainty in foreign countries, including some "emerging market" countries (those with markets that are not fully developed), as well as relatively less public information about investments, may negatively impact the fund's portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets. Emerging market countries and companies doing business in emerging markets may not have the same range of opportunities as more developed countries and their companies. They may also have more obstacles to financial success.

               Smaller companies, regardless of their location, may be affected to a greater extent than larger companies by changes in general economic conditions and conditions in particular industries. Smaller companies may also be relatively new and not have the same operating history and "track record" as larger companies. This could make future performance of smaller companies more difficult to predict.








2 Phoenix-Aberdeen Worldwide Opportunities Fund

               Performance Tables

               The bar chart and table below provide some indication of the risks of investing in the Phoenix-Aberdeen Worldwide Opportunities Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period(1). The table below shows how the fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

Worldwide Opportunities Fund

[bar chart]

1989     1990    1991    1992    1993    1994    1995    1996    1997    1998
9.1     -22.7    24.5     3.2    37.8     0.0    15.1    15.0    14.1    31.2



(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 19.21% (quarter ending December 31, 1998) and the lowest return for a quarter was (19.71%) (quarter ending September 30, 1990). Year-to-date performance (through September 30,
    1999) was 1.82%.



-----------------------------------------------------------------------------

Average Annual Total Returns         One Year     Five Years     Ten Years
(for the periods ending 12/31/98)(1)
-----------------------------------------------------------------------------
Class A Shares                        24.98%       13.54%         10.91%
-----------------------------------------------------------------------------
Class B Shares                        26.30%         N/A            N/A
-----------------------------------------------------------------------------
Class C Shares(2)                       N/A          N/A            N/A
-----------------------------------------------------------------------------
MSCI World(3)                         24.34%       15.68%         10.66%
-----------------------------------------------------------------------------



(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares.

(2) Class C Shares have been offered only since December 15, 1998. Performance information is not included for Class C Shares because the class has not had annual returns for at least one calendar year.

(3) The Morgan Stanley Capital International World (net) Index (MSCI World) is an unmanaged index calculated as an arithmetical average weighted by the market value of approximately 1,600 companies listed on stock exchanges in 23 countries, including the U.S. and Canada. The index does not reflect any sales charges or fees but does include the effect of foreign tax withholding.


                                 Phoenix-Aberdeen Worldwide Opportunities Fund 3

               Fund Expenses
----------------------------

               This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                     Class A       Class B       Class C
                                                                     Shares        Shares        Shares
                                                                     ------        ------        ------
Shareholder Fees (fees paid directly from your investment)

  Maximum Sales Charge (load) Imposed on Purchases (as a
  percentage of offering price)                                      4.75%           None          None

  Maximum Deferred Sales Charge (load) (as a percentage of
  the lesser of the value redeemed or the amount invested)           None            5%(a)         1%(b)

  Maximum Sales Charge (load) Imposed on Reinvested Dividends        None            None          None

  Redemption Fee                                                     None            None          None

  Exchange Fee                                                       None            None          None
                                                                  ----------------------------------------
                                                                     Class A       Class B       Class C
                                                                     Shares        Shares        Shares
                                                                     ------        ------        ------
Annual Fund Operating Expenses (expenses that are
deducted from fund assets)

  Management Fees                                                    0.75%           0.75%         0.75%

  Distribution and Service (12b-1) Fees(c)                           0.25%           1.00%         1.00%

  Other Expenses                                                     0.45%           0.45%         0.45%
                                                                     ----            ----          ----
Total Annual Fund Operating Expenses                                 1.45%           2.20%         2.20%
                                                                     ====            ====          ====


----------------
(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.


(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.


(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


  Class      1 year     3 years     5 years     10 years
-----------------------------------------------------------
  Class A     $616       $912        $1,230      $2,128
-----------------------------------------------------------
  Class B     $623       $888        $1,180      $2,344
-----------------------------------------------------------
  Class C     $323       $688        $1,180      $2,534
-----------------------------------------------------------



4 Phoenix-Aberdeen Worldwide Opportunities Fund

You would pay the following expenses if you did not redeem your shares:


  Class     1 year   3 years   5 years   10 years
--------------------------------------------------
  Class A   $616     $912      $1,230    $2,128
--------------------------------------------------
  Class B   $223     $688      $1,180    $2,344
--------------------------------------------------
  Class C   $223     $688      $1,180    $2,534
--------------------------------------------------


               Investment Strategies
------------------------------------

               Investment Objective

               The fund's investment objective is capital appreciation. There is no guarantee that the fund will achieve its investment objective.

               Principal Investment Strategies

               The fund invests in a diversified portfolio of securities of domestic and non-U.S. issuers, including companies, governments, governmental agencies and international organizations. The fund may invest in any region of the world. Under normal circumstances, the fund will invest at least 65% of its total assets in the securities of issuers located in at least three different countries, one of which will be the United States. The fund employs an adviser, Phoenix Investment Counsel, Inc., to select securities of U.S. issuers, and a subadviser, Aberdeen Fund Managers, Inc., to select securities of all other issuers. Each month the subadviser's investment strategy committee determines how much (what percentage) of the fund's assets will be invested in each region of the world (e.g., continental Europe, United Kingdom, Asia, etc.). The adviser will invest the amount allocated for investment in the United States. The subadviser invests all other amounts.

               The fund will invest at least 65% of its assets in common stocks. The fund may also invest in other equity securities including preferred stocks, securities convertible into common stocks, warrants and rights to purchase common stock. The adviser uses a top down/bottom up, growth-oriented stock selection process. The subadviser uses a quantitative value strategy that chooses stocks that meet certain criteria relating to price, dividend yield and the going concern value and debt levels of the issuers. The fund may invest in securities of issuers of any size, in countries with developed markets and countries with emerging markets. In the selection of investments, distributions of income, such as dividends and interest, are incidental.

               The fund may also invest up to 35% of its assets in non-convertible fixed-income securities of U.S. and non-U.S. issuers (described below) when the adviser or subadviser feels that such securities are appropriate for the achievement of the fund's investment objective. Market values of fixed-income securities typically move in the opposite direction from changes in interest rates. Therefore, investing in fixed-income securities can provide an opportunity for capital appreciation when interest rates are expected to decline.


                                 Phoenix-Aberdeen Worldwide Opportunities Fund 5

               The non-convertible fixed-income securities referred to above may consist of:


               o corporate notes, bonds and debentures of U.S. issuers that are rated high grade (i.e., rated within the three highest rating categories by a nationally recognized statistical rating organization) or, if unrated, are considered by the fund's adviser to be of comparable quality;

               o corporate notes, bonds, debentures and other securities (such as Euro-currency instruments) of non-U.S. issuers that are rated within the three highest rating categories of rating services or, if unrated, are deemed by the fund's subadviser to be of comparable credit quality;

               o Treasury bills, notes and bonds issued by the United States
                 Government or related agencies; and

               o securities issued by foreign governments and supranational agencies (such as the World Bank).

               The fund may invest up to 5% of its net assets in fixed-income securities rated below investment grade (commonly referred to as "junk bonds").

               Temporary defensive strategy: If the adviser or subadviser believes that market conditions are not favorable to the fund's principal strategies, the fund may invest without limit in U.S. government securities and in money market instruments. When this happens, the fund may not achieve its investment objective.


               Risks Related to Investment Strategies
-------------------------------------------------------

               General

               The value of the fund's investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases you will lose money. The value of the fund's investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in the value of many or even most equity and fixed income investments. Particular industries can face poor markets for their products or services so that companies engaged in those businesses do not do as well as companies in other industries. To the extent that the fund's investments are affected by general economic declines and declines in industries that negatively affect the companies in which the fund invests, fund share values may decline. Share values can also decline if the specific companies selected for fund investment fail to perform as the adviser or subadviser expects, regardless of general economic trends, industry trends and other economic factors.

               In addition to these general risks of investing in the fund, there are several specific risks of investing in the fund that you should note.


6 Phoenix-Aberdeen Worldwide Opportunities Fund

               Foreign Investing

               Investing in the securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies. These include:

                  o differences in accounting, auditing and financial reporting standards,

                  o generally higher commission rates on foreign portfolio
                    transactions,

                  o differences and inefficiencies in transaction settlement systems,

                  o the possibility of expropriation or confiscatory taxation,

                  o adverse changes in investment or exchange control
                    regulations,

                  o political instability, and

                  o potential restrictions on the flow of international
                    capital.

               Political and economic uncertainty as well as relatively less public information about investments may negatively impact the fund's portfolio.

               Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes withheld prior to receipt by the fund.

               Many of the foreign securities held by the fund will not be registered with, nor will the issuers of those securities be subject to the reporting requirements of, the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.


               Foreign Currency

               Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the fund's net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the short and long terms.


               Emerging Market Investing

               Investment in less-developed countries whose markets are still emerging generally presents risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental



                                 Phoenix-Aberdeen Worldwide Opportunities Fund 7
               approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. The charters of individual companies in developing countries may impose limitations on foreign ownership to prevent, among other concerns, violation of foreign investment limitations.

               The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been (and may continue to be) adversely affected by economic conditions in the countries with which they trade.


               Small Market Capitalization Investing

               Companies with small capitalization are often companies with a limited operating history or companies in industries which have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant positive or negative effect on small capitalization companies and their stock performance. Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Smaller companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.


               Impact of the Year 2000 Issue on Fund Investments

               The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of an entity's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If an entity whose securities are held by the fund does not "fix" its Year 2000 issue, it is possible that its operations and financial results would be hurt. Also, the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of entities whose securities are held by the fund.


               Management of the Fund
-------------------------------------

               The Advisers

               Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix also acts as the investment adviser for 14 other mutual funds, as subadviser to three additional mutual funds and as adviser to institutional clients. As of September 30, 1999, Phoenix had $23.4 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.



8 Phoenix-Aberdeen Worldwide Opportunities Fund

               Aberdeen Fund Managers Inc. ("Aberdeen") is the subadviser to the fund and is located at 1 Financial Plaza, Suite 2210, Fort Lauderdale, FL 33394. Aberdeen is a wholly-owned subsidiary of Aberdeen Asset Management PLC based in Aberdeen, Scotland. Together with its subsidiaries, Aberdeen Asset Management PLC provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios, and through Aberdeen, U.S. mutual funds. Aberdeen has served as subadviser for the Phoenix-Aberdeen New Asia Fund, Phoenix-Aberdeen Global Small Cap Fund and the Aberdeen New Asia Series of The Phoenix Edge Series Fund since their inception in 1996. Aberdeen has also served as subadviser to Phoenix-Aberdeen International Fund of Phoenix Multi-Portfolio Fund and the International Series of The Phoenix Edge Series Fund since 1998. As of June 30, 1999, Aberdeen Asset Management PLC had $25.5 billion in assets under management.

               Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the day-to-day management of the domestic portion of the fund's portfolio. Aberdeen, as subadviser, is responsible for the day-to-day management of the foreign holdings of the fund. Both Phoenix and Aberdeen manage the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates.

               ----------------------------------------------------------------------------------------
                                  1st billion       $1+ billion through $2 billion        $2+ billion
               ----------------------------------------------------------------------------------------
               Management Fee        0.75%                      0.70%                         0.65%
               ----------------------------------------------------------------------------------------

               Phoenix pays Aberdeen a fee for that portion of the fund's net assets that are invested in non-U.S. securities as follows.

               ----------------------------------------------------------------------------------------
                                  1st billion       $1+ billion through $2 billion        $2+ billion
               ----------------------------------------------------------------------------------------
               Subadvisory Fee       0.375%                     0.35%                         0.325%


               During the fund's last fiscal year, the fund paid total management fees of $1,435,159. The ratio of management fees to average net assets for the fiscal year ended June 30, 1999 was 0.75%.


               Portfolio Management

               Aberdeen's senior strategy committee determines and monitors the fund's regional allocations across the globe on a monthly basis. An Aberdeen team of investment professionals located in offices spread around the world selects securities for the foreign portion of the fund's portfolio. At the same time, Christian
               C. Bertelsen, of Phoenix, manages the U.S. portion of the fund's portfolio. Mr. Bertelsen also serves as Portfolio Manager of both the Phoenix-Hollister Small Cap Value Fund and Phoenix-Hollister Value Equity Fund (since inception in 1997). Mr. Bertelsen joined Phoenix in July 1997. Previously, from 1996 to July 1997, Mr. Bertelsen was employed by Dreman Value



                                 Phoenix-Aberdeen Worldwide Opportunities Fund 9

               Advisors where he served as chief investment officer and portfolio manager of the Kemper-Dreman Contrarian and Small Cap Value Funds. From 1993 to 1996, Mr. Bertelsen was a Senior Vice President of Eagle Asset Management where he managed private and institutional assets, as well as the Heritage Value Equity Fund.


               Impact of the Year 2000 Issue on Fund Operations

               The Trustees have directed management to ensure that the systems used by service providers (Phoenix and its affiliates) in support of the fund's operations be assessed and brought into Year 2000 compliance. Based upon its assessments, Phoenix determined that it would be required to modify or replace portions of its software so that its computer systems would properly utilize dates beyond December 31, 1999. Phoenix management believes that the majority of these systems are already Year 2000 compliant. Phoenix believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. However, if the problem is not fully addressed, the fund may be negatively impacted.

               Phoenix is utilizing both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. As of June 30, 1999, Phoenix mission-critical systems have been upgraded and tested for Year 2000 compliance. The total cost to become Year 2000 compliant is not an expense of the fund and is not expected to have a material impact on the operating results of Phoenix.


               Pricing of Fund Shares
---------------------------------------

               How is the Share Price determined?

               The fund calculates a share price for each class of its shares. The share price is based on the net assets of the fund and the number of outstanding shares. In general, the fund calculates net asset value by:

                  o adding the values of all securities and other assets of the fund,

                  o subtracting liabilities, and

                  o dividing by the total number of outstanding shares of the fund.

               Asset Value: The fund's investments are valued at market value. If market quotations are not available, the fund determines a "fair value" for an investment according to rules and procedures approved by the Trustees. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such


10 Phoenix-Aberdeen Worldwide Opportunities Fund
               securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost, which the Trustees have determined approximates market value.

               Liabilities: Class specific expenses, distribution fees, service fees and other liabilities are deducted from the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class' net assets except where an alternative allocation can be more fairly made.

               Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of the fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class' net asset value per share.

               The net asset value per share of each class of the fund is determined on days when the New York Stock Exchange (the "NYSE") is open for trading as of the close of trading (normally 4:00 PM eastern time). The fund will not calculate its net asset values per share on days when the NYSE is closed for trading. Trading of securities held by the fund in foreign markets may negatively or positively impact the value of such securities on days when the fund neither trades securities nor calculates its net asset values (i.e., weekends and certain holidays).


               At what price are shares purchased?

               All investments received by the fund's authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.


               Sales Charges
------------------------------

               What are the classes and how do they differ?

               The fund presently offers three classes of shares that have different sales and distribution charges (see "Fund Expenses" previously in this prospectus). The fund has adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the fund to pay distribution and service fees for the sale of its shares and for services provided to shareholders.


               What arrangement is best for you?

               The different classes permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to


                                Phoenix-Aberdeen Worldwide Opportunities Fund 11
               reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

               Class A Shares. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 4.75% of the offering price (4.99% of the amount invested). The sales charge may be reduced or waived under certain conditions. Class A Shares are not subject to any charges by the fund when redeemed. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than any other class.

               Class B Shares. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first 5 years after they are purchased, you will pay a sales charge of up to 5% of your shares' value. See "Deferred Sales Charge Alternative--Class B and C Shares" below. This charge declines to 0% over a period of 5 years and may be waived under certain conditions. Class B shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase. Purchases of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.

               Class C Shares. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a sales charge of 1%. See "Deferred Sales Charge Alternative--Class B and C Shares" below. Class C Shares have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund.


               Initial Sales Charge Alternative--Class A Shares

               The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase (see "Class A Shares--Reduced Initial Sales
               Charges: Combination Purchase Privilege" in the Statement of Additional Information). Shares purchased based on the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund's underwriter (Phoenix Equity Planning Corporation or "PEPCO").



12 Phoenix-Aberdeen Worldwide Opportunities Fund

               Sales Charge you may pay to purchase Class A Shares

                                                     Sales Charge as
                                                     a percentage of
                                               ---------------------------
               Amount of                                           Net
               Transaction                       Offering        Amount
               at Offering Price                  Price         Invested
               -----------------------------------------------------------
               Under $50,000                       4.75%          4.99%
               $50,000 but under $100,000          4.50           4.71
               $100,000 but under $250,000         3.50           3.63
               $250,000 but under $500,000         3.00           3.09
               $500,000 but under $1,000,000       2.00           2.04
               $1,000,000 or more                  None           None

               Deferred Sales Charge Alternative--
               Class B and C Shares

               Class B and C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gains distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the amount of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.

               Deferred Sales Charge you may pay to sell Class B Shares


               Year    1    2     3    4     5      6+
               ----------------------------------------------------------------
               CDSC   5%    4%    3%   2%    2%     0%


               Deferred Sales Charge you may pay to sell Class C Shares


               Year    1     2+
               ----------------------------------------------------------------
               CDSC    1%    0%



                                Phoenix-Aberdeen Worldwide Opportunities Fund 13

               Your Account
---------------------------

               Opening an Account

               Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

               Step 1.

               Your first choice will be the initial amount you intend to invest.

               Minimum initial investments:

                  o $25 for individual retirement accounts, or accounts that use the systematic exchange privilege, or accounts that use the Investo-Matic program (see below for more information on the Investo-Matic program).

                  o There is no initial dollar requirement for defined
                    contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

                  o $500 for all other accounts.


               Minimum additional investments:

                  o $25 for any account.

                  o There is no minimum for defined contribution plans,
                    profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.


               Step 2.

               Your second choice will be what class of shares to buy. The fund offers three classes of shares for individual investors. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.


               Step 3.

               Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

                  o Receive both dividends and capital gain distributions in additional shares;

                  o Receive dividends in additional shares and capital gains distributions in cash;


14 Phoenix-Aberdeen Worldwide Opportunities Fund

                  o Receive dividends in cash and capital gain distributions in additional shares; or

                  o Receive both dividends and capital gain distributions in cash.

               No interest will be paid on uncashed distribution checks.


               How To Buy Shares
--------------------------------


               --------------------------------------------------------------------------------------------------------
                                             To Open An Account
               --------------------------------------------------------------------------------------------------------
               Through a financial advisor   Contact your advisor. Some advisors may charge a fee.
               --------------------------------------------------------------------------------------------------------
                                             Complete a New Account Application and send it with a check payable
               Through the mail              to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston,
                                             MA 02266-8301.
               --------------------------------------------------------------------------------------------------------
                                             Complete a New Account Application and send it with a check payable
               Through express delivery      to the fund. Send them to: Boston Financial Data Services, Attn:
                                             Phoenix Funds, 66 Brooks Drive, Braintree, MA 02184.
               --------------------------------------------------------------------------------------------------------
               By Federal Funds wire         Call us at (800) 243-1574 (press 1, then 0).
               --------------------------------------------------------------------------------------------------------
                                             Complete the appropriate section on the application and send it with your
               By Investo-Matic              initial investment payable to the fund. Mail them to: State Street Bank,
                                             P.O. Box 8301, Boston, MA 02266-8301.
               --------------------------------------------------------------------------------------------------------
               By telephone exchange         Call us at (800) 243-1574 (press 1, then 0).
               --------------------------------------------------------------------------------------------------------


               How to Sell Shares
-----------------------------------

               You have the right to have the fund buy back shares at the net asset value next determined after receipt of a redemption order by the fund's Transfer Agent or an authorized agent. In the case of a Class B or C Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The fund does not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.


                                Phoenix-Aberdeen Worldwide Opportunities Fund 15

                                             To Sell Shares
               -------------------------------------------------------------------------------------------------------
               Through a financial advisor   Contact your advisor. Some advisors may charge a fee.

                                             Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301, Boston, MA
               Through the mail              02266-8301. Be sure to include the registered owner's name, fund and account number, number of shares or dollar value you wish to sell.

                                             Send a letter of instruction and any share certificates (if you hold certificate shares) to: Boston Financial Data Services, Attn: Phoenix
               Through express delivery      Funds, 66 Brooks Drive, Braintree, MA 02184. Be sure to include the registered owner's name, fund and account number.

               By telephone                  For sales up to $50,000, requests can be made by calling (800) 243-1574.

               By telephone exchange         Call us at (800) 243-1574 (press 1, then 0).


               Things You Should Know When Selling Shares
---------------------------------------------------------

               You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the fund. The fund reserves the right to pay large redemptions "in-kind" (in securities owned by the fund rather than in cash). Large redemptions are those over $250,000 or 1% of the fund's net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the fund's Transfer Agent at (800) 243-1574.


               Redemptions by Mail

               > If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minor Acts or Uniform Transfers to Minors Act.

                  Send a clear letter of instructions if all of these apply:


                       o  The proceeds do not exceed $50,000.

                       o The proceeds are payable to the registered owner at
                         the address on record.

                  Send a clear letter of instructions with a signature guarantee when any of these apply:


16 Phoenix-Aberdeen Worldwide Opportunities Fund

                       o You are selling more than $50,000 worth of shares.

                       o The name or address on the account has changed within
                         the last 60 days.

                       o You want the proceeds to go to a different name or
                         address than on the account.

               > If you are selling shares held in a corporate or fiduciary account, please contact the fund's Transfer Agent at (800) 243-1574.

               If required, the signature guarantee on your request must be made by an eligible guarantor institution as defined by the fund's Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.


               Selling Shares by Telephone

               The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

               The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

               The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

               During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.


               Account Policies
-------------------------------

               Account Reinstatement Privilege

               For 180 days after you sell your Class A, B, or C Shares, you can purchase Class A Shares of any fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.


               Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.


                                Phoenix-Aberdeen Worldwide Opportunities Fund 17

               Redemption of Small Accounts

               Due to the high cost of maintaining small accounts, if your account balance is less than $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.


               Exchange Privileges

               You should read the prospectus carefully before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at 1-800-243-4361 or accessing our Web site at www.phoenixinvestments.com.


                  o You may exchange shares for another fund in the same class of shares; e.g., Class A for Class A.

                  o Exchanges may be made by phone (1-800-243-1574) or by mail
                    (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

                  o The amount of the exchange must be equal to the minimum
                    initial investment required.

                  o The exchange of shares is treated as a sale and purchase for federal income tax purposes.

                  o Because excessive trading can hurt fund performance and
                    harm other shareholders, the fund reserves the right to temporarily or permanently end exchange privileges or reject an order from anyone who appears to be attempting to time the market, including investors who request more than one exchange in any 30-day period. The fund's underwriter has entered into agreements with certain market timing firms permitting them to exchange by telephone. These privileges are limited, and the fund distributor has the right to reject or suspend them.


               Retirement Plans

               Shares of the fund may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and 403(b) plans. For more information, call (800) 243-4361.



               Investor Services
--------------------------------

               Investo-Matic is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.

               Systematic Exchange allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semi-annual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another fund at the interval you select. To sign up,


18 Phoenix-Aberdeen Worldwide Opportunities Fund
               just complete the Systematic Exchange Section on the application.

               Telephone Exchange lets you exchange shares of one fund for the same class of shares in another fund, using our customer service telephone service. See the Telephone Exchange Section on the application.

               Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through Automated Clearing House
               (ACH) to your bank. The minimum withdrawal is $25.00, and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000.


               Tax Status of Distributions
------------------------------------------

               The fund plans to make distributions from net investment income semiannually, and to distribute net realized capital gains, if any, at least annually. Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by the fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.


               Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.


                                Phoenix-Aberdeen Worldwide Opportunities Fund 19

               Financial Highlights
-----------------------------------



               This table is intended to help you understand the fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report, together with the fund's financial statements, are included in the fund's most recent Annual Report, which is available upon request.



                                                                               Class A
                                             ------------------------------------------------------------------------
                                                                         Year Ended June 30,
                                                                         -------------------
                                                 1999            1998          1997             1996             1995
                                                 ----            ----          ----             ----             ----
  Net asset value, beginning of period         $12.40         $10.75         $10.29            $9.04           $10.17
  Income from investment operations:(3)
   Net investment income (loss)                  0.01(1)        0.02           0.03(1)         (0.02)(1)         0.01(1)
   Net realized and unrealized gains             0.90           2.97           1.25             1.87             0.56
                                             --------       --------       --------         --------         --------
    Total from investment operations             0.91           2.99           1.28             1.85             0.57
                                             --------       --------       --------         --------         --------
  Less distributions:
   Dividends from net investment income            --          (0.13)         (0.04)              --               --
   Distributions from net realized gains        (2.38)         (1.20)         (0.78)           (0.60)           (1.37)
   In excess of net investment income              --          (0.01)            --               --               --
   In excess of net realized gains                 --             --             --               --            (0.33)
                                             --------       --------       --------         --------         --------
    Total distributions                         (2.38)         (1.34)         (0.82)           (0.60)           (1.70)
                                             --------       --------       --------         --------         --------
  Change in net asset value                     (1.47)          1.65           0.46             1.25            (1.13)
                                             --------       --------       --------         --------         --------
  Net asset value, end of period               $10.93         $12.40         $10.75           $10.29            $9.04
                                             ========        ========      ========         ========         ========
  Total return(2)                                8.90%         31.45%         13.40%           21.39%            6.53%
  Ratios/supplemental data:
  Net assets, end of period (thousands)      $192,619       $183,188       $153,005         $146,052         $126,481
  Ratio to average net assets of:
   Operating expenses                            1.45%          1.42%          1.53%            1.60%            1.80%
   Net investment income (loss)                  0.07%          0.21%          0.34%           (0.19)%           0.16%
  Portfolio turnover                              166%           156%           234%             245%             277%



----------------

(1) Computed using average shares outstanding.

(2) Maximum sales charges are not reflected in the total return calculation.

(3) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.


20 Phoenix-Aberdeen Worldwide Opportunities Fund

-----------------------------------------------



                                                             Class B                                                 Class C
                                          ----------------------------------------------------------------------    ----------
                                                                                                         From          From
                                                                                                      Inception      Inception
                                                       Year Ended June 30,                             7/15/94        12/16/98
                                          --------------------------------------------------------        to             to
                                                 1999          1998           1997          1996       6/30/95        6/30/99
                                                 ----          ----           ----          ----       -------        -------
  Net asset value, beginning of period          $12.04        $10.53         $10.14         $8.98       $10.40        $11.62
  Income from investment operations:(5)
   Net investment income (loss)                  (0.07)(1)     (0.06)         (0.03)(1)     (0.08)(1)    (0.02)(1)        --(1)
   Net realized and unrealized gains              0.85          2.90           1.21          1.84         0.30          1.18
                                               -------       -------         ------        ------       ------        ------
    Total from investment operations              0.78          2.84           1.18          1.76         0.28          1.18
                                               -------       -------         ------        ------       ------        ------
  Less distributions:
   Dividends from net investment income             --         (0.11)         (0.01)           --           --            --
   Distributions from net realized gains         (2.38)        (1.20)         (0.78)        (0.60)       (1.37)        (2.38)
   In excess of net investment income               --         (0.02)            --            --           --            --
   In excess of net realized gains                  --            --             --            --        (0.33)           --
                                               -------       -------         ------        ------       ------        ------
    Total distributions                          (2.38)        (1.33)         (0.79)        (0.60)       (1.70)        (2.38)
                                               -------       -------         ------        ------       ------        ------
  Change in net asset value                      (1.60)         1.51           0.39          1.16        (1.42)        (1.20)
                                               -------       -------         ------        ------       ------        ------
  Net asset value, end of period                $10.44        $12.04         $10.53        $10.14        $8.98        $10.42
                                               =======       =======         ======        ======       ======        ======
  Total return(2)                                 7.99%        30.61%         12.46%        20.50%        3.54%(3)     11.68%(3)
  Ratios/supplemental data:
  Net assets, end of period (thousands)        $12,351       $10,855         $8,412        $5,709       $2,849          $838
  Ratio to average net assets of:
   Operating expenses                             2.21%         2.17%          2.29%         2.34%        2.61%(4)      2.28%(4)
   Net investment income (loss)                  (0.65%)       (0.54%)        (0.35%)       (0.86)%      (0.33%)(4)     0.04%(4)
  Portfolio turnover                               166%          156%           234%          245%         277%(3)       166%(3)



----------------

(1) Computed using average shares outstanding.

(2) Maximum sales charges are not reflected in the total return calculation.

(3) Not annualized.

(4) Annualized.

(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

               Additional Information
-------------------------------------


Statement of Additional Information


The fund has filed a Statement of Additional Information about the fund, dated October 29, 1999 with the Securities and Exchange Commission. The Statement contains more detailed information about the fund. It is incorporated into this prospectus by reference and is legally part of the prospectus. You may obtain a free copy of the Statement:



     o by writing to Phoenix Equity Planning Corporation, 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200 or

     o by calling (800) 243-4361.

You may also obtain information about the fund from the Securities and Exchange
Commission:

     o through its internet site (http://www.sec.gov),

     o by visiting its Public Reference Room in Washington, DC or

     o by writing to its Public Reference Section, Washington, DC 20549-6009 (a fee may be charged).

     Information about the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Reports

The fund semiannually mails to its shareholders detailed reports containing information about the fund's investments. The fund's Annual Report contains a detailed discussion of the market conditions and investment strategies that significantly affected the fund's performance from July 1 through June 30. You may request a free copy of the fund's Annual and Semiannual Reports:

     o by writing to Phoenix Equity Planning Corporation, 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200 or

     o by calling (800) 243-4361.

                        Customer Service: (800) 243-1574
                            Marketing: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                 Telecommunication Device (TTY): (800) 243-1926

SEC File Nos. 2-16590 and 811-945

                      [Recycle logo] Printed on recycled paper using soybean ink

                      [This Page Intentionally Left Blank]

                      [This Page Intentionally Left Blank]

Back Cover


Phoenix Equity Planning Corporation
PO Box 2200
Enfield CT 06083-2200



[Phoenix Logo]




-----------------
 Bulk Rate Mail
  U.S. Postage
      PAID
 Springfield, MA
 Permit No. 444
-----------------


PXP 691 (10/99)

                  PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND

                                101 Munson Street
                              Greenfield, MA 01301

                       Statement of Additional Information

                                October 29, 1999

     This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current prospectus of Phoenix-Aberdeen Worldwide Opportunities Fund (the "Fund"), dated October 29, 1999, and should be read in conjunction with it. The Fund's prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at
(800) 243-4361 or by writing to Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200.


                                TABLE OF CONTENTS

                                                                          PAGE
                                                                         -----
The Fund ...............................................................   1
Investment Objective and Policies ......................................   1
Investment Restrictions ................................................   1
Performance Information ................................................   4
Portfolio Transactions and Brokerage ...................................   5
Services of the Adviser ................................................   6
Net Asset Value ........................................................   8
How To Buy Shares ......................................................   8
Alternative Purchase Agreements ........................................   8
Investor Account Services ..............................................  11
How To Redeem Shares ...................................................  12
Tax Sheltered Retirement Plans .........................................  13
Dividends, Distributions and Taxes .....................................  14
The Distributor ........................................................  15
Distribution Plans .....................................................  17
Management of the Fund .................................................  18
Other Information ......................................................  24



                        Customer Service: (800) 243-1574
                            Marketing: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                               TTY: (800) 243-1926


PXP 691B (10/99)

                                    THE FUND

     The Fund was originally incorporated in New York in 1956, and on January 13, 1992, the Fund was reorganized as a Massachusetts business trust. The Fund has operated as an open-end, diversified management investment company since May 1960. On June 30, 1993, the Trustees voted to change the name of the Fund to "Phoenix Worldwide Opportunities Fund" to reflect the purchase of the former adviser by Phoenix Home Life Mutual Insurance Company and the affiliation with other Phoenix Funds. On November 18, 1998, the Trustees voted to change the name of the Fund to "Phoenix-Aberdeen Worldwide Opportunities Fund."


                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is capital appreciation. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval.

     Under normal circumstances, at least 65% of the total assets of the Fund will be invested in the securities of issuers located in at least three different countries, one of which will be the United States. The Fund intends to invest at least 65% of its total assets in common stocks. The Fund may invest in other types of equity securities including preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks. The Fund may also invest up to 35% of its assets in non-convertible fixed-income securities of U.S. and non-U.S. issuers (described below) when the Adviser or Subadviser has determined that such securities are appropriate for the achievement of the Fund's investment objective. Because the market value of fixed-income securities can be expected to vary inversely to changes in prevailing interest rates, investing in such fixed-income securities can provide an opportunity for capital appreciation when interest rates are expected to decline.

     The non-convertible fixed-income securities referred to above will consist of (1) corporate notes, bonds and debentures of U.S. issuers that are rated high grade (i.e. within the three highest rating categories of Standard & Poor's or Moody's Investors Service) or, if unrated, are deemed by the Adviser or Subadviser to be of comparable quality to those securities that are rated high grade, (2) corporate notes, bonds, debentures and other securities (such as Euro-currency instruments) of non-U.S. issuers that are rated within the three highest rating categories of rating services chosen by the Adviser or Subadviser to rate foreign debt obligations or, if unrated, are deemed by the Adviser or Subadviser to be of comparable credit quality to rated securities that may be purchased and (3) Treasury bills, notes and bonds issued by the United States Government or its agencies or instrumentalities and securities issued by foreign governments and supranational agencies (such as World Bank).

     The Fund may, for daily cash management purposes, invest in the non-convertible fixed income securities described above or in high quality money market securities. In addition, the Fund may invest, without limit, in any combination of the U.S. Government securities and money market instruments referred to above when, in the opinion of the Adviser or Subadviser, it is determined that a temporary defensive position is warranted based upon current market conditions. In such instances, the Fund will not be achieving its stated investment objective.

     The percentage of the Fund's assets invested in particular geographic sectors will shift from time to time in accordance with the judgment of the Subadviser.

     Capital appreciation will more often than not be sought through long-term holdings but the Fund may attempt to take advantage of apparent short-term trends, and such operations will occasion more trading, and hence, more than normal brokerage commissions and other expenses. Investments are selected for the Fund in such proportions and amounts as deemed advisable, subject to the investment restrictions set forth herein (see "Investment Restrictions"), in accordance with the Adviser's or Subadviser's judgment of investment opportunities and the general economic outlook.


                            INVESTMENT RESTRICTIONS

Fundamental Policies

     The following investment restrictions are fundamental policies that cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which means the lesser of (a) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares).

     The Fund may not:

     1. Borrow money, except from a bank and then only if there is an asset coverage of at least 300%; provided, however, that the Fund may not purchase securities while outstanding borrowings exceed 5% of the Fund's total assets.

     2. Underwrite the sale of securities of other issuers (but the Fund may be deemed to be an underwriter in connection with any acquisition of restricted securities).

     3. Purchase or sell real estate.

     4. Purchase or sell commodities or commodity contracts; provided, however, that the terms commodities and commodity contracts shall not be deemed to include (i) forward foreign currency exchange contracts (ii) futures contracts on foreign currencies, (iii) options on futures contracts or (iv) options on foreign currencies.

     5. Lend money, except in connection with the acquisition of a portion of an issue of publicly distributed bonds, debentures or other corporate obligations.

     6. Issue senior securities except to the extent that it is permitted (a) to borrow money from banks pursuant to the Fund's investment restriction regarding the borrowing of money, and (b) to enter into transactions involving forward foreign currency exchange contracts, foreign currency futures contracts and options thereon, and options on foreign currencies as described in the Fund's Prospectus and this Statement of Additional Information.

     7. Invest more than 25% of its total assets in any one industry. For purposes of this policy, foreign governments and supranational agencies shall be deemed to be separate industries.

     8. Make short sales unless at the time of the sale the Fund owns, or by virtue of ownership of other securities, has the right to obtain, at least an equal amount of the securities sold short.

     9. Issue bonds, debentures, or senior equity securities.

     10. Issue any of its securities other than for cash or securities (including securities of which the Fund is the issuer), except as a dividend or distribution or in connection with a reorganization.

     11. Purchase securities on margin, except as may be permitted under the Investment Company Act of 1940 (the "1940 Act"), and except that, for purposes of this restriction, the deposit or payment of initial or variation margin in connection with the entry into or use of futures contracts will not be deemed to be a purchase of securities on margin.

     12. Invest in companies for the purpose of exercising control or management.

     13. Invest in securities of other investment companies except to the extent permitted by the 1940 Act.


Other Policies

     The following investment restrictions do not constitute fundamental policies and may, therefore, be changed without shareholder approval.

     The Fund intends to comply with the Statement of Policy on investment companies approved by certain state securities commissioners. Additional investment restrictions currently imposed by the Statement of Policy are as follows: The Fund will not:

     1. Purchase any securities (excluding government securities) if by reason thereof more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer.

     2. Purchase any securities if, as a result, the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including their predecessors) with less than three years of operating history.

     3. Invest more than 5% of its total assets in puts, calls, straddles, spreads, and/or any combination thereof.

     4. Invest in interests in oil, gas, or other mineral exploration or development programs.

     5. Invest more than 15% of its net assets in illiquid securities, comprised of assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

     In addition, the Fund has given undertakings to certain state securities commissioners to the effect that (a) the Fund will not purchase warrants (except warrants acquired by the Fund in units or attached to securities which may be deemed to be without value) in amounts in excess of 5% of the Fund's net assets, and (b) the Fund may purchase put or call options or combinations thereof written by others, provided the aggregate premiums paid for all such options held do not exceed 2% of the Fund's net assets.


Writing Covered Call Options

     The Fund may write covered call option contracts, which are options on securities that the Fund owns, if such options are listed on an organized securities exchange and the Adviser determines that such activity is consistent with the Fund's investment objective. A call option gives the purchaser of the option the right to buy the underlying security from the writer at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the security during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The writer forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit. The writing of option contracts is a highly specialized activity which involves investment techniques and risks different from those ordinarily associated with investment companies, and the restrictions listed above would tend to reduce such risks.

     Securities for the Fund's portfolio will continue to be bought and sold on the basis of investment considerations and appropriateness to the fulfillment of the Fund's investment objective. In order to close out a position, the Fund will normally make a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the call option which it has previously written on any particular security. When a security is sold from the Fund's portfolio, the Fund will effect a closing purchase transaction so as to close out any existing call option on that security.

Forward Foreign Currency Exchange Contracts

     In order to hedge against adverse movements in exchange rates between currencies, the Fund may enter into forward foreign currency exchange contracts ("forward currency contracts") for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Fund may enter into forward currency contracts either with respect to specific transactions or with respect to the Fund's portfolio positions.

Futures Contracts on Foreign Currencies and Options on Futures Contracts

     The Fund may engage in futures contracts on foreign currencies and options on these futures transactions as a hedge against changes in the value of the currencies to which the Fund is subject or to which the Fund expects to be subject in connection with future purchases, in accordance with the rules and regulations of the Commodity Futures Trading Commission (the "CFTC"). The Fund also may engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund.

     The Fund may buy and sell futures contracts on foreign currencies and groups of foreign currencies. The Fund will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade. A "sale" of a futures contract means the assumption of a contractual obligation to deliver the specified amount of foreign currency at a specified price in a specified future month. A "purchase" of a futures contract means the assumption of a contractual obligation to acquire the currency called for by the contract at a specified price in a specified future month. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (initial margin). Thereafter, the futures contract is valued daily and the payment of "variation margin" may be required, resulting in the Fund's providing or receiving cash that reflects any decline or increase in the contract's value, a process known as "marking to market".

Options on Foreign Currencies

     The Fund may purchase and write put and call options on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) for hedging purposes in a manner similar to that in which forward currency contracts and futures contracts on foreign currencies will be employed. Options on foreign currencies are similar to options on stock, except that the Fund has the right to take or make delivery of a specified amount of foreign currency, rather than stock.

     The Fund may purchase and write options to hedge the Fund's portfolio securities denominated in foreign currencies. If there is a decline in the dollar value of a foreign currency in which the Fund's portfolio securities are denominated, the dollar value of such securities will decline even though foreign currency value remains the same. See "Special Considerations and Risk Factors." To hedge against the decline of the foreign currency, the Fund may purchase put options on such foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the portfolio securities. Alternatively, the Fund may write a call option on the foreign currency. If the value of the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in such foreign currency would be offset in part by the premium the Fund received for the option.

     If, on the other hand, the Adviser anticipates purchasing a foreign security and also anticipates a rise in the value of such foreign currency (thereby increasing the cost of such security), the Fund may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, the Fund could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

Segregated Accounts

     At the time of purchase of a futures contract, option on futures contract or forward foreign currency exchange contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the contract's market value minus initial margin deposit will be deposited in a pledged account with the Fund's custodian bank to fully collateralize the position.

Other Policies

     The Fund is authorized to invest in the securities of other investment companies subject to the limitations contained in the 1940 Act. In certain countries, investments by the Fund may only be made through investments in other investment companies that, in turn, are authorized to invest in the securities that are issued in such countries. Investors should recognize that the Fund's purchase of the securities of such other investment companies results in the layering of expenses such that investors indirectly bear a proportionate part of the expenses for such investment companies including operating costs and investment advisory and administrative fees.

Special Considerations and Risk Factors

     Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility, and changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by the Fund will not be registered with, nor the issuers thereof be subject to the reporting requirements of, the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably for the United States economy in such respects as growth of Gross National Product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

     The Fund's use of forward currency contracts involves certain investment risks and transaction costs to which it might not otherwise be subject. These include: (1) the Adviser may not always be able to accurately predict movements within currency markets, (2) the skills and techniques needed to use forward currency contracts are different from those needed to select the securities in which the Fund invests and (3) there is no assurance that a liquid secondary market will exist that would enable the Adviser to "close out" existing forward contracts when doing so is desirable. The Fund's successful use of forward currency contracts, options on foreign currencies, futures contracts on foreign currencies and options on such contracts depends upon the Adviser's ability to predict the direction of the market and political conditions, which require different skills and techniques than predicting changes in the securities markets generally. For instance, if the value of the securities being hedged moves in a favorable direction, the advantage to the Fund would be wholly or partially offset by a loss in the forward contracts or futures contracts. Further, if the value of the securities being hedged does not change, the Fund's net income would be less than if the Fund had not hedged since there are transaction costs associated with the use of these investment practices.

     These practices are subject to various additional risks. The correlation between movements in the price of options and futures contracts and the price of the currencies being hedged is imperfect. The use of these instruments will hedge only the currency risks associated with investments in foreign currency advances before it invests in securities denominated in such currency and the currency market declines, the Fund might incur a loss on the futures contract. The Fund's ability to establish and maintain positions will depend on market liquidity. The ability of the Fund to close out a futures position or an option depends upon a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option at any particular time.

     The Fund may invest up to 5% of its net assets in fixed income securities rated below investment grade (commonly referred to as "junk bonds"). Fixed income securities rated below investment grade are deemed to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Fixed income securities rated below investment grade may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of such securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default and a decline in prices of the issuer's lower-rated securities. The market for fixed income securities rated below investment grade may be thinner and less active than for higher-rated securities. The secondary market in which fixed income securities rated below investment grade are traded is generally less liquid than the market for higher grade debt securities.


                            PERFORMANCE INFORMATION

     The Fund may, from time to time, include its total return in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class of shares and as a total return of a class of shares.

     Standardized quotations of average annual total return for Class A, Class B or Class C Shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A, Class B or Class C Shares over periods of 1, 5 and 10 years or up to the life of the class of shares), calculated for each class separately pursuant to the following formula: P(1+T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each Class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B and Class C Shares, and assume that all dividends and distributions on Class A, Class B and Class C Shares are reinvested when paid.

     Performance information for the Fund may be compared, in reports and promotional literature, to: (i) the EAFE (Europe, Australia, and Far East) Index, the MSCI World (Net) Index, the Europac Index, or other unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rate or rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

     The Fund may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week, Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Fund may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Morgan Stanley Capital International World (net) Index, Consumer Price Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index.

     Advertisements, sales literature and other communications may contain information about the Fund and Adviser's current investment strategies and management style. Current strategies and style may change to allow the Fund to respond quickly to changing market and economic conditions. From time to time the Fund may include specific portfolio holdings or industries, in such communications. To illustrate components of overall performance, the Fund may separate its cumulative and average annual returns into income and capital gains components; or cite separately as a return figure the equity or bond portion of the Fund's portfolio; or compare the Fund's equity or bond return figures to well-known indices of market performance, including, but not limited to: the S&P 500, Dow Jones Industrial Average, CS First Boston High Yield Index and Salomon Brothers Corporate Bond and Government Bond Indices.


     For the 1, 5 and 10 year periods ended June 30, 1999, the average annual total return of the Class A Shares was 3.73%, 14.86% and 11.23%, respectively. For the one year ended June 30, 1999 and, since inception, July 15, 1994 for Class B Shares, the average annual total return was 4.66% and 14.52%, respectively. For the period since inception, December 16, 1998, through June 30, 1999, the total return for Class C Shares was 10.79%. Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

     The Fund may also compute aggregate total return for specified periods based on a hypothetical account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return reflects payment of the Class A Shares's maximum sales charge of 4.75% and assumes reinvestment of all income dividends and capital gain distributions during the period. Based on the foregoing, the Class A Share's aggregate total return quotation for the period commencing May 13, 1960 and ending June 30, 1999 was 3,328.02%.


     The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, for both classes of shares of the Fund, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Fund. It is the practice of the Adviser to seek the best prices and execution of orders and to negotiate brokerage commissions which in its opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Fund are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the Adviser, the rate is deemed by the Adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Fund an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value. Payment of such commissions is authorized by the Adviser after the transaction has been consummated. If the Adviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future.

     The Adviser believes that the Fund benefits with a securities industry comprised of many diverse firms and that the long-term interests of shareholders of the Fund are best served by their brokerage policies which include paying a fair commission rather than seeking to exploit their leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the Adviser's appraisal of: the firm's ability to execute the order in the desired manner, the value of research services provided by the firm, and the firm's attitudes toward and interest in mutual funds in general including those managed and sponsored by the Adviser. The Adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Fund. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where, in the opinion of the Adviser, better prices and executions are available elsewhere. In the over-the-counter market, securities are usually traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually contains a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, usually referred to as the underwriter's concession or discount. The foregoing discussion does not relate to transactions effected on foreign securities exchanges which do not permit the negotiation of brokerage commissions and where the Adviser would, under the circumstances, seek to obtain best price and execution on orders for the Fund.

     In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local, and foreign political developments. Many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's staff since the brokers, as a group, tend to monitor a broader universe of securities and other matters than the Adviser's staff can follow. In addition, it provides the Adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and its affiliates and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value and in the opinion of the Adviser it does not reduce the Adviser's expenses in a determinable amount. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers is considered by the Adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The Adviser does so in accordance with its judgment of the best interests of the Fund and its shareholders.

     The Fund has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Fund. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared pro rata based on the Fund's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.


     During the fiscal years ended June 30, 1997, 1998 and 1999, brokerage commissions paid by the Fund totalled $1,136,406, $911,734 and $958,885, respectively. Brokerage commissions of $222,683 were paid during the last fiscal year on portfolio transactions aggregating $198,605,602 and executed by brokers who provided research and other statistical and factual information. In the fiscal year ended June 30, 1999, no commissions were paid to the Distributor for portfolio transactions.


                            SERVICES OF THE ADVISER

     The investment adviser to the fund is Phoenix Investment Counsel, Inc. ("PIC" or "Adviser"), which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. All of the outstanding stock of PIC is owned by Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is a New York Stock Exchange traded company that provides investment management and related services to institutional investors, corporations and individuals through operating subsidiaries. Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") of Hartford, Connecticut is a majority shareholder of PXP. Phoenix Home Life is in the business of writing ordinary and group life and health insurance and annuities. Its principal offices are located at One American Row, Hartford, Connecticut, 06115-2520. Equity Planning, a mutual fund distributor, acts as the national distributor of the Fund's shares and as Financial Agent of the Fund. The principal office of Equity Planning is located at 100 Bright Meadow Boulevard, Enfield, Connecticut, 06082.

     PXP is a publicly-traded independent registered investment advisory firm and has served investors for over 70 years. It manages approximately $58 billion in assets (as of September 30, 1999) through its investment partners:
Aberdeen Fund Managers, Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago and Cleveland; Roger Engemann & Associates, Inc. (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco; Zweig/Glaser Advisers (Zweig) in New York; and Phoenix Investment Counsel, Inc. (Goodwin, Hollister, and Oakhurst divisions) in Hartford, Sarasota and Scotts Valley, CA, respectively.

     PIC also acts as the investment adviser for 14 other mutual funds, as subadviser to three mutual funds, and as adviser to institutional clients. PIC has acted as an investment adviser for over sixty years. PIC was originally organized in 1932 as John P. Chase, Inc. As of September 30, 1999, PIC had approximately $23.4 billion assets under management. Philip R. McLoughlin, a Trustee and officer of the Fund, is a director of PIC. All other executive officers of the Fund are officers of PIC.


     The Adviser provides certain services and facilities required to carry on the day-to-day operations of the Fund (for which it receives a management fee) other than the costs of printing and mailing proxy materials, reports and notices to shareholders; outside legal and auditing accounting services, regulatory filing fees and expenses of printing the Fund's registration statements (but the Distributor purchases such copies of the Fund's prospectuses and reports and communication to shareholders as it may require for sales purposes), insurance expense, association membership dues, brokerage fees, and taxes.

     The current Management Agreement was approved by the Trustees of the Fund on March 16, 1993 and by the shareholders of the Fund on May 7, 1993. The Management Agreement became effective on May 14, 1993, and it will continue in effect until lapsed or terminated. The Management Agreement will continue in effect from year to year if specifically approved annually by a majority of the Trustees who are not interested persons of the parties thereto, as defined in the 1940 Act, and by either (a) the Trustees of the Fund or (b) the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The Agreement may be terminated without penalty at any time by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser upon 60 days' written notice and will automatically terminate in the event of its "assignment" as defined in Section (2)(a)(4) of the 1940 Act.

     The Management Agreement provides that the Adviser is not liable for any act or omission in the course of, or in connection with, rendering services under the Agreement in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Agreement. The Agreement permits the Adviser to render services to others and to engage in other activities.

     As compensation for its services, the Adviser receives a fee, which is accrued daily against the value of the Fund's net assets and is paid by the Fund monthly. The fee is computed at an annual rate of 0.75% of the Fund's average daily net assets of up to $1 billion, 0.70% of the Fund's average daily net assets from $1 billion to $2 billion, and 0.65% of the Fund's average daily net assets in excess of $2 billion. Total management fees for the fiscal years ended June 30, 1997, 1998 and 1999 amounted to $1,137,290, $1,278,505 and
$1,435,159, respectively.

     The Adviser makes its personnel available to serve as officers and "interested" Trustees of the Fund. The Fund has not directly compensated any of its officers or Trustees for services in such capacities except to pay fees to the Trustees who are not otherwise affiliated with the Fund. The Fund reimburses all Trustees for their out-of-pocket expenses. The Trustees of the Fund are not prohibited from authorizing the payment of salaries to the officers pursuant to the Management Agreement, including out-of-pocket expenses, at some future time.

     In addition to the management fee, expenses paid by the Fund include: fees of Trustees who are not compensated by the Adviser, interest charges, taxes, fees and commissions of every kind, including brokerage fees, expenses of issuance, repurchase or redemption of shares, expenses of registering or qualifying shares for sale (including the printing and filing of the Fund's registration statements, reports and prospectuses excluding those copies used for sales purposes which the Distributor purchases at printer's over-run cost), accounting services fees, insurance expenses, association membership dues, all charges of custodians, transfer agents, registrars, auditors and legal counsel, expenses of preparing, printing and distributing all proxy material, reports and notices to shareholders, and, all costs incident to the Fund's existence as a Massachusetts business trust.


The Subadviser

     Aberdeen Fund Managers Inc. ("Aberdeen") serves as sub-advisor for the Fund. Aberdeen has been an investment advisor since 1995 and is a wholly-owned subsidiary of Aberdeen Asset Management PLC which was established in 1983 to provide investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios. As of June 30, 1999 Aberdeen managed in excess of $1.5 billion in assets for institutional portfolios. Aberdeen's principal offices are located at 1 Financial Plaza, Suite 2210, Nations Bank Tower, Fort Lauderdale, Florida 33394. The address of Aberdeen Asset Management PLC is 10 Queens Terrace, Aberdeen, Scotland AB101QG.

     The Subadvisory Agreement provides that the advisor, PIC, will delegate to Aberdeen the performance of certain of its investment management services under the Management Agreement. Aberdeen will furnish at its own expense the office facilities and personnel necessary to perform such services. For its services as subadvisor, PIC will pay Aberdeen compensation at the annual rate of .375% of the Fund's average daily net assets up to $1 billion, .35% of the Fund's average daily net assets from $1 billion to $2 billion and .325% of the Fund's average daily net assets in excess of $2 billion. The Subadvisory Agreement was approved by the Board of Trustees at its meeting on May 27, 1998 and by shareholders at a meeting on October 27, 1998. It will continue in effect thereafter only so long as its continuance has been specifically approved at least annually by the Trustees, including a majority of the disinterested Trustees.


                                NET ASSET VALUE

     The net asset value per share of the Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States national holidays, the value of the Fund's foreign assets may be significantly affected on days when the investor has no access to the Fund. The net asset value per share of the Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

     A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for the Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of the Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time the Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.


                               HOW TO BUY SHARES


     The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

     The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.


                        ALTERNATIVE PURCHASE AGREEMENTS

     Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the New York Stock Exchange are confirmed at the offer price effective at that time, provided the order is received by the Authorized Agent prior to its close of business.

     The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and service fees and contingent deferred sales charges on Class B or C Shares would be less than the initial sales charge and accumulated distribution and service fees on Class A Shares purchased at the same time.

     Dividends paid by the Fund, if any, with respect to each Class of Shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each Class of Shares will be borne exclusively by that class. See "Dividends, Distributions and Taxes."


Class A Shares

     Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to an ongoing distribution and services fees at an annual rate of 0.25% of the Fund's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.


Class B Shares

     Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions.

     Class B Shares are subject to an ongoing distribution and services fee at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fee paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in the Fund's Prospectus. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

     Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which would have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically covert to Class A Shares and will no longer be subject to the higher distribution and services fee. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

     For purposes of conversion to Class A Shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder's Fund account (other than those in the subaccount) convert to Class A, an equal pro rata portion of the Class B Share dividends in the subaccount will also convert to Class A Shares.


Class C Shares

     Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to an ongoing distribution and services fee at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to Class C Shares.


Class A Shares--Reduced Initial Sales Charges

     Investors choosing the initial sales charge alternative under certain circumstances may be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

     Qualified Purchasers. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A
Shares: (1) trustee, director or officer of the Phoenix Funds, the Phoenix-Engemann Funds, Phoenix-Seneca Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates; (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Adviser or Distributor; (3) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (3) or
(5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from Phoenix Home Life, Distributor and/or their corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (10) any person with a direct rollover transfer of shares from an established Phoenix Fund, Phoenix-Engemann Fund or Phoenix-Seneca Fund qualified plan; (11) any Phoenix Home Life separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds, Phoenix-Engemann Fund or Phoenix-Seneca Fund if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid; (16) any deferred compensation plan established for the benefit of any Phoenix Fund, Phoenix-Engemann Fund or Phoenix-Seneca Fund trustee or director; provided that sales to persons listed in (1) through (16) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (17) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (19) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; or (20) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of the investors described in (17) through (20) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

     Combination Purchase Privilege. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix Money Market Fund Series Class A Shares), if made at the same time by the same "person," will be added together to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

     An "Affiliated Phoenix Fund" means any other mutual fund advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Funds.

     Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix Money Market Fund Series Class A Shares), if made by the same person within a thirteen-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually nonbinding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A or M Shares before Class C or B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

     Right of Accumulation. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund, if made over time by the same person may be added together to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor to exercise this right.

     Associations. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge;
(3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Class B and C Shares--Waiver of Sales Charges

     The CDSC is waived on the redemption (sale) of Class B and C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7); (c) as a mandatory distribution upon reaching age 701/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B Shares, on which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class B and C Shares of this or any other Affiliated Phoenix Fund; (g) based on any direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into an Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program (Class B Shares only). If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B or C Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed.


Conversion Feature--Class B Shares

     Class B Shares will automatically convert to Class A Shares of the same Fund either years after they are bought. Conversion will be on the basis of the then prevailing net asset value for Class A and B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Funds were unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Funds.


                           INVESTOR ACCOUNT SERVICES

     The Fund offers accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Shareholder Services at
(800) 243-1574.


Exchanges

     Under certain circumstances, shares of the Fund may be exchanged for shares of the same class of any other Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Series, Fund, or Portfolio, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Affiliated Phoenix Fund, if currently offered. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes").

     Systematic Exchanges. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Affiliated Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor.


Dividend Reinvestment Across Accounts

     If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Affiliated Phoenix Funds at net asset value. You should obtain a current prospectus and consider the objectives and policies of each fund carefully before directing dividends and distributions to another fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.


Invest-by-Phone

     This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, Equity Planning will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House (ACH). The shareholder's bank, which must be an ACH member, will in turn forward the monies to Equity Planning for credit to the shareholder's account. ACH is a computer-based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

     To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon Equity Planning's acceptance of the authorization form (usually within two weeks) shareholders may call toll free (800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to Equity Planning. Equity Planning will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. This service may also be used to request redemption of shares of the Money Market Fund, the proceeds of which are transferred to the shareholder's bank the second day following receipt of the verbal request. The Trust may delay the mailing of a check for redemption proceeds of Trust shares purchased with a check or via Invest-by-Phone service until the Trust has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days.

Systematic Withdrawal Program

     The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

     Shareholders participating in the Systematic Withdrawal program must own shares of a Series worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. Participants in the Program redeeming Class C Shares will be subject to any applicable contingent deferred sales charge. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

     Through the Program, Class B shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investment each quarter without incurring otherwise applicable contingent deferred sales charges. Class B shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

                              HOW TO REDEEM SHARES


     Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days after receipt of the check. Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any. See the Fund's current Prospectus for further information.

     The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

     A shareholder should contact his/her broker/dealer if he/she wishes to transfer shares from an existing broker/dealer street name account to a street name account with another broker/dealer. The Fund has no specific procedures governing such account transfers.

Redemption of Small Accounts

     Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem, at net asset value, the shares of any shareholder whose account has a value, due to redemptions, of less than $200. Before the Fund redeems these shares, the shareholder will be given notice that the value of the shares in the account is less than the minimum amount and will be allowed 30 days to make an additional investment in an amount which will increase the value of the account to at least $200.

By Mail

     Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Fund redeem the shares. See the Fund's current Prospectus for more information.

Telephone Redemptions

     Shareholders may redeem by telephone up to $50,000 worth of their shares held in book-entry form. See the Fund's current Prospectus for additional information.


Redemption in Kind

     To the extent consistent with state and federal law, the Fund may make payment of the redemption price either in cash or in kind. However, the Fund has elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.


Account Reinvestment Privilege

     Shareholders who may have overlooked features of their investment at the time they redeemed have the privilege of reinvesting their investment at net asset value. See the Fund's current Prospectus for more information and conditions attached to this privilege.


                         TAX SHELTERED RETIREMENT PLANS

     Shares of the Fund and other Affiliated Phoenix Funds may be offered in connection with employer-sponsored 401(k) plans. PIC and its affiliates may provide administrative services to these plans and to their participants, in addition to the services that PIC and its affiliates provide to the Phoenix Funds, and receive compensation therefor. For information on the terms and conditions applicable to employee participation in such plans, including information on applicable plan administrative charges and expenses, prospective investors should consult the plan documentation and employee enrollment information which is available from participating employers.

Merrill Lynch Daily K Plan

     Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

     (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

     (ii) The Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

     (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

     Alternatively, Class B Shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set for in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

     Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     The Fund intends to remain qualified as a regulated investment company under certain provisions of the Code. Under such provisions, the Fund will not be subject to federal income tax on such part of its ordinary income and net realized capital gains which it distributes to shareholders provided it meets certain distribution requirements. To qualify for treatment as a regulated investment company, the Fund generally must, among other things (a) derive in each taxable year at least 90% of its gross income from (i) dividends, (ii) interest, (iii) payments with respect to securities loans, (iv) gains from the sale or other disposition of stock or securities or foreign currencies, and (v) other income derived with respect to its business of investing in such stock, securities or currencies; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year.

     Dividends paid by the Fund will be taxable to shareholders as ordinary income, except for (a) such portion as may exceed a shareholder's ratable share of the Fund's earnings and profits, which excess will be applied against and reduce the shareholder's cost or other tax basis for his shares, and (b) amounts representing a distribution of net capital gains, if any, which are designated by the Fund as capital gain distributions. If the amount described in (a) above exceeds the shareholder's tax basis for his shares, the excess over basis will be treated as gain from the sale or exchange of such shares. The excess of any net long-term capital gains over net short-term capital losses recognized and distributed by the Fund and designated by the Fund as a capital gain distribution, will be taxable to shareholders as a long-term capital gain regardless of the length of time a particular shareholder may have held his shares in the Fund. Dividends and distributions are taxable as described, whether received in cash or reinvested in additional shares of the Fund.

     Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken in account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Fund are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

     Distributions by the Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value of a share below a shareholder's cost for the share, such a distribution nevertheless generally would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to the declaration of a dividend or distribution, but the dividend or distribution generally would be taxable to them.

     Some shareholders may be subject to withholding of federal income tax on dividends and redemption payments from the Fund ("backup withholding") at the rate of 31%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the Internal Revenue Service that they are subject to backup withholding or (iii) those who, to the Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

     It is anticipated that the Fund will receive dividends from its investments, in which case dividends paid by the Fund from net investment income may qualify for the 70% corporate dividends received deduction, but only to the extent that such income is derived from dividends of domestic corporations.

     The Code imposes a 4% nondeductible excise tax on a regulated investment company, such as the Fund, if it does not distribute to its shareholders during the calendar year an amount equal to at least 98% of the Fund's capital gains net income for the 12-month period ending on October 31 of each calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the regulated investment company does not meet the foregoing distribution requirements. If the Fund has taxable income that would be subject to the excise tax, the Fund generally intends to distribute such income so as to avoid payment of the excise tax.

     Under another provision of the Code, any dividend declared by the Fund to shareholders of record in October, November, and December of any calendar year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by, and will be taxable to shareholders as of December 31 of such calendar year, provided that the dividend is actually paid by the Fund before February 1 of the following year.

     Based on the foregoing, the Fund's policy is to distribute to its shareholders at least 90% of net investment company taxable income, as defined above and in the Code, and any net realized capital gains for each year and, consistent therewith, to meet the distribution requirements of Part I of subchapter m of the Code. The Fund intends to meet the other requirements of Part I of subchapter m, including the requirements with respect to diversification of assets and sources of income, so that the Fund will continue to qualify as a regulated investment company.

     Equity options written by the Fund (covered call options on portfolio stock) will be subject to the provisions under Section 1234 of the Code. If the Fund writes a call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock.

     Many futures contracts entered into by the Fund and all listed non-equity options written or purchased by the Fund (including covered call options written on debt securities and options written or purchased on futures contracts) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the Fund's fiscal year (and, generally on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions will be marked to market (i.e. treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio.

     Positions of the Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock options written by the Fund.

     If the Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distributions or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. The Fund may elect to mark to market (i.e., treat as if sold at their closing market price on same day), its investments in passive foreign investment companies and avoid any tax and or interest charge on excess distributions.

     The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 31% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.


     The Fund furnishes all shareholders, within 31 days after the end of the calendar year, with information which is required by the Internal Revenue Service for preparing federal income tax returns. Investors are urged to consult their attorney or tax adviser regarding specific questions as to federal, foreign, state or local taxes.


Important Notice Regarding Taxpayer IRS Certification

     Pursuant to IRS Regulations, the Fund may be required to withhold 31% of all reportable payments including any taxable dividends, capital gains distributions or share redemption proceeds, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Fund reserves the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications.


                                THE DISTRIBUTOR

     Phoenix Equity Planning Corporation, ("Equity Planning" or "Distributor"), acts as the Distributor of the Fund and as such will conduct a continuous offering pursuant to a "best efforts" arrangement requiring it to take and pay for only such securities as may be sold to the public. Equity Planning is an indirect less than wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company and an affiliate of PIC. Shares of the Fund may be purchased through investment dealers who have sales agreements with the Distributor. During the fiscal years 1997, 1998, and 1999, purchasers of shares of the Fund paid aggregate sales charges of $111,630, $115,136, and $138,575, respectively, of which the Distributor received net commissions of $32,104, $36,903, and $45,521, respectively, for its services, the balance being paid to dealers. For the fiscal year ended June 30, 1999, the Distributor received net commissions of $11,464 for Class A shares and deferred sales charges of $34,057 for Class B and Class C Shares.

     The Underwriting Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the Fund's Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its assignment.


Dealer Concessions

     Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as set forth below.

                                                                                   Dealer Discount
                                         Sales Charge          Sales Charge         or Agency Fee
       Amount of Transaction            as Percentage          as Percentage       as Percentage of
         at Offering Price            of Offering Price     of Amount Invested      Offering Price
   ------------------------------------------------------------------------------------------------
   Less than $50,000                         4.75%                  4.99%                4.25%
   $50,000 but under $100,000                4.50%                  4.71%                4.00%
   $100,000 but under $250,000               3.50%                  3.63%                3.00%
   $250,000 but under $500,000               3.00%                  3.09%                2.75%
   $500,000 but under $1,000,000             2.00%                  2.04%                1.75%
   $1,000,000 or more                        None                   None                 None


     In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. This sales commission will not be paid to dealers for sales of the Class B or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these Plan participants' purchases. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

     Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be used based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor sales contests, training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements; (b) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (c) pay broker/dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker/dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million but under $3 million, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million. If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. From its own resources, the Distributor intends to pay the following additional compensation to Merrill Lynch, Pierce, Fenner & Smith, Incorporated; 0.25% on sales of Class A and B Shares, 0.10% on sales of Class C Shares, 0.10% on Sales of Class A Shares sold at net asset value, and 0.10% annually on the average daily net asset value of fund shares on which Merrill Lynch is broker of record and which such shares exceed the amount of assets on which Merrill Lynch is broker of record as of July 1, 1999. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. Equity Planning reserves the right to discontinue or alter such fee payment plans at any time.


Administrative Services

     Equity Planning also acts as administrative agent of the Fund and as such performs administrative, bookkeeping and pricing functions for the Fund. For its services, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc., as subagent, plus (2) the documented cost to Equity Planning to provide financial reporting and tax services and to oversee the subagent's performance. The current fee schedule of PFPC, Inc. is based upon the average of the aggregate daily net asset values of the Fund, at the following incremental annual rates.

  First $200 million                                                .085%
  $200 million to $400 million                                      .05%
  $400 million to $600 million                                      .03%
  $600 million to $800 million                                      .02%
  $800 million to $1 billion                                        .015%
  Greater than $1 billion                                           .0125%

     Percentage rates are applied to the aggregate daily net asset values of the Fund. PFPC, Inc. also charges minimum fees and additional fees for each additional class of fund shares. Equity Planning retains PFPC, Inc. as subagent for each of the funds for which Equity Planning serves as administrative agent. PFPC, Inc. agreed to a modified fee structure and waived certain charges. Because PFPC, Inc.'s arrangement would have favored smaller funds over larger funds, Equity Planning reallocates PFPC, Inc.'s overall asset-based charges among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund. As a result, the PFPC, Inc. charges to the Fund are expected to be slightly less than the amount that would be found through direct application of the table illustrated above. For its services during the Fund's fiscal year ended June 30, 1999, Equity Planning received $182,694.


                               DISTRIBUTION PLANS

     The Fund has adopted separate amended and restated distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of the Fund (the "Class A Plan," the "Class B Plan," the "Class C Plan," and collectively the "Plans"). The Plans permit the Fund to reimburse the Distributor for expenses incurred in connection with activities intended to promote the sale of shares of each class of shares of the Fund and require the Fund to pay for the furnishing of shareholder services.

     Under the Class B and Class C Plans, the Fund may reimburse the Distributor monthly for actual expense of the Distributor up to 0.75% of the average daily net assets of the Fund's Class B and Class C Shares, respectively. Expenditures under the Plans shall consist of: (i) commissions to sales personnel for selling shares of the Fund (including underwriting fees and financing expenses incurred in connection with the payment of commissions);
(ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor in the form of the Dealer Agreement for Phoenix Funds for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Fund's Prospectus and Statement of Additional Information for distribution to potential investors; and (vii) such other similar services that the Trustees of the Fund determine are reasonably calculated to result in the sale of shares of the Fund. In addition, the Fund shall pay the Distributor 0.25% annually of the average daily net assets of the Fund for providing services to the shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fee").

     From the Service Fee the Distributor expects to pay a quarterly fee to qualifying broker/dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are re-allowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.

     In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Fund's shareholders; or services providing the Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.

     In addition to the amount paid to dealers pursuant to the sales charge table in the section above, the Distributor may from time to time pay, from its own resources or pursuant to the Plans, a bonus or other incentive to dealers (other than the Distributor) which employ a registered representative who sells a minimum dollar amount of the shares of the Fund during a specific period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or without the United States or other bonuses such as gift certificates or the cash equivalent of such bonuses. The Distributor may, from time to time, re-allow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional re-allowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.


     For the fiscal year ended June 30, 1999 the Fund paid Rule 12b-1 Fees in the amount of $561,996 of which the Distributor received $221,036, W.S. Griffith & Co., an affiliate, received $16,814 and unaffiliated broker-dealers received $324,146. The Rule 12b-1 payments were used for (1) compensation to dealers, $443,192, (2) compensation to sales personnel, $499,499, (3) advertising, $183,093, (4) service costs, $49,138, (5) printing and mailing of prospectuses to other than current shareholders, $20,308 and (6) other, $141,156. The Distributor's expenses from selling and servicing Class B Shares may be more than the payments received from contingent deferred sales charges collected on redeemed shares and from the Fund under the Class B Plan. Those expenses may be carried over and paid in future years. At June 30, 1999, the end of the last Plan year, the Distributor had incurred unreimbursed expenses under the Class B Plan of $513,806 (equal to 0.25% of the Fund's net assets) which have been carried over into the present Class B Plan year.


     On a quarterly basis, the Fund's Trustees review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By their terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Fund's Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provide that they may not be amended to increase materially the costs which the Fund may bear pursuant to the Plans without approval of the shareholders of the Fund and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while they are in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons". The Plans may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding shares of the Fund. The Trustees have concluded that there is a reasonable likelihood that the Plans will benefit the Fund and all classes of shareholders.

     The National Association of Securities Dealers, Inc. (the "NASD") regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.


                             MANAGEMENT OF THE FUND

     The Trustees of the Fund are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on Trustees by the 1940 Act and Massachusetts business trust law.


Trustees and Officers

     The following table sets forth information concerning the Trustees and executive officers of the Fund, including their principal occupations during the past five years. Unless otherwise noted, the address of each executive officer and Trustee is 56 Prospect Street, Hartford, Connecticut, 06115. The Trustees and executive officers are listed below:


                           Positions Held                         Principal Occupations
Name, Address and Age      With the Fund                         During the Past 5 Years
---------------------      -------------                         -----------------------
Robert Chesek (65)         Trustee            Trustee/Director (1981-present) and Chairman (1989-1994),
49 Old Post Road                              Phoenix Funds. Trustee, Phoenix-Aberdeen Series Fund and
Wethersfield, CT 06109                        Phoenix Duff & Phelps Institutional Mutual Funds (1996-
                                              present). Vice President, Common Stock, Phoenix Home Life
                                              Mutual Insurance Company (1980-1994).

E. Virgil Conway (70)      Trustee            Chairman, Metropolitan Transportation Authority (1992-
9 Rittenhouse Road                            present). Trustee/Director, Consolidated Edison Company of
Bronxville, NY 10708                          New York, Inc. (1970-present), Pace University (1978-
                                              present), Atlantic Mutual Insurance Company (1974-present),
                                              HRE Properties (1989-present), Greater New York Councils,
                                              Boy Scouts of America (1985-present), Union Pacific Corp.
                                              (1978-present), Blackrock Freddie Mac Mortgage Securities
                                              Fund (Advisory Director) (1990-present), Centennial Insurance
                                              Company (1974-present), Josiah Macy, Jr., Foundation (1975-
                                              present), The Harlem Youth Development Foundation (1987-
                                              present), Accuhealth (1994-present), Trism, Inc. (1994-
                                              present), Realty Foundation of New York (1972-present),
                                              New York Housing Partnership Development Corp. (Chairman)
                                              (1981-present) and Academy of Political Science (Vice
                                              Chairman) (1985-present). Director/Trustee, Phoenix Funds
                                              (1993-present). Trustee, Phoenix-Aberdeen Series Fund and
                                              Phoenix Duff & Phelps Institutional Mutual Funds (1996-
                                              present). Director, Duff & Phelps Utilities Tax-Free Income
                                              Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc.
                                              (1995-present). Advisory Director, Fund Directions (1993-
                                              1998). Chairman/Member, Audit Committee of the City of New
                                              York (1981-1996). Advisory Director, Blackrock Fannie Mae
                                              Mortgage Securities Fund (1989-1996). Member (1990-1995),
                                              Chairman (1992-1995), Financial Accounting Standards
                                              Advisory Council. Advisory Director, Blackrock Fannie Mae
                                              Mortgage Securities Fund (1989-1996).

                               Positions Held                         Principal Occupations
Name, Address and Age          With the Fund                         During the Past 5 Years
---------------------          -------------                         -----------------------
Harry Dalzell-Payne (70)       Trustee           Director/Trustee, Phoenix Funds (1983-present). Trustee,
330 East 39th Street                             Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Apartment 29G                                    Institutional Mutual Funds (1996-present). Director, Duff &
New York, NY 10016                               Phelps Utilities Tax-Free Income Inc. and Duff & Phelps
                                                 Utility and Corporate Bond Trust Inc. (1995-present). Director,
                                                 Farragut Mortgage Co., Inc. (1991-1994). Formerly a Major
                                                 General of the British Army.

*Francis E. Jeffries (69)      Trustee           Director/Trustee, Phoenix Funds (1995-present). Trustee,
6585 Nicholas Blvd.                              Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Apt. 1601                                        Institutional Mutual Funds (1996-present). Director, Duff &
Naples, FL 33963                                 Phelps Utilities Income Inc. (1987-present), Duff & Phelps
                                                 Utilities Tax-Free Income Inc. (1991-present) and Duff &
                                                 Phelps Utility and Corporate Bond Trust Inc. (1993-present).
                                                 Director, The Empire District Electric Company (1984-
                                                 present). Director (1989-1997), Chairman of the Board (1993-
                                                 1997), President (1989-1993), and Chief Executive Officer
                                                 (1989-1995), Phoenix Investment Partners, Ltd.

Leroy Keith, Jr. (60)          Trustee           Chairman and Chief Executive Officer, Carson Products
Chairman and Chief                               Company (1995-present). Director/Trustee, Phoenix Funds
Executive Officer                                (1980-present). Trustee, Phoenix-Aberdeen Series Fund and
Carson Product Company                           Phoenix Duff & Phelps Institutional Mutual Funds (1996-
64 Ross Road                                     present). Director, Equifax Corp. (1991-present) and
Savannah, GA 30750                               Evergreen International Fund, Inc. (1989-present). Trustee,
                                                 Evergreen Liquid Trust, Evergreen Tax Exempt Trust,
                                                 Evergreen Tax Free Fund, Master Reserves Tax Free Trust,
                                                 and Master Reserves Trust. President, Morehouse College
                                                 (1987-1994). Chairman and Chief Executive Officer, Keith
                                                 Ventures (1992-1994).

*Philip R. McLoughlin (53)     Trustee and       Chairman (1997-present), Director (1995-present), Vice
                               President         Chairman (1995-1997) and Chief Executive Officer (1995-
                                                 present), Phoenix Investment Partners, Ltd. Director (1994-
                                                 present) and Executive Vice President, Investments (1988-
                                                 present), Phoenix Home Life Mutual Insurance Company.
                                                 Director/Trustee and President, Phoenix Funds (1989-present).
                                                 Trustee and President, Phoenix-Aberdeen Series Fund and
                                                 Phoenix Duff & Phelps Institutional Mutual Funds (1996-
                                                 present). Director, Duff & Phelps Utilities Tax-Free Income Inc.
                                                 (1995-present) and Duff & Phelps Utility and Corporate Bond
                                                 Trust Inc. (1995-present). Director (1983-present) and Chairman
                                                 (1995-present), Phoenix Investment Counsel, Inc. Director
                                                 (1984-present) and President (1990- present), Phoenix Equity
                                                 Planning Corporation. Director (1993-present), Chairman (1993-
                                                 present) and Chief Executive Officer (1993-1995), National
                                                 Securities & Research Corporation. Director, Phoenix Realty
                                                 Group, Inc. (1994-present), Phoenix Realty Advisors, Inc. (1987-
                                                 present), Phoenix Realty Investors, Inc. (1994-present), Phoenix
                                                 Realty Securities, Inc. (1994-present), PXRE Corporation
                                                 (Delaware) (1985-present), and World Trust Fund (1991-present).
                                                 Director and Executive Vice President, Phoenix Life and Annuity
                                                 Company (1996-present). Director and Executive Vice President,
                                                 PHL Variable Insurance Company (1995-present). Director,
                                                 Phoenix Charter Oak Trust Company (1996-present). Director and Vice President, PM Holdings, Inc. (1985-present). Director,
                                                 PHL Associates, Inc. (1995-present). Director and President,
                                                 Phoenix Securities Group, Inc. (1993-1995). Director (1992-
                                                 present) and President (1992-1994), W.S. Griffith & Co., Inc.

                              Positions Held                        Principal Occupations
Name, Address and Age         With the Fund                        During the Past 5 Years
---------------------         -------------                        -----------------------
Everett L. Morris (71)        Trustee           Vice President, W.H. Reaves and Company (1993-present).
164 Laird Road                                  Director/Trustee, Phoenix Funds (1995-present). Trustee,
Colts Neck, NJ 07722                            Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
                                                Institutional Mutual Funds (1996-present). Director, Duff &
                                                Phelps Utilities Tax-Free Income Inc. (1991-present) and Duff
                                                & Phelps Utility and Corporate Bond Trust Inc. (1993-present).

*James M. Oates (53)          Trustee           Chairman, IBEX Capital Markets, Inc. (formerly IBEX Capital
Managing Director                               Markets LLC) (1997-present). Managing Director, Wydown
The Wydown Group                                Group (1994-present). Director, Phoenix Investment Partners,
IBEX Capital Markets Inc.                       Ltd. (1995-present). Director/Trustee, Phoenix Funds (1987-
60 State Street                                 present). Trustee, Phoenix-Aberdeen Series Fund and Phoenix
Suite 950                                       Duff & Phelps Institutional Mutual Funds (1996-present).
Boston, MA 02109                                Director, AIB Govett Funds. (1991-present), Blue Cross and
                                                Blue Shield of New Hampshire (1994-present), Investors
                                                Financial Service Corporation (1995-present), Investors Bank
                                                & Trust Corporation (1995-present), Plymouth Rubber Co.
                                                (1995-present), Stifel Financial (1996-present), Command
                                                Systems, Inc. (1998-present) and Connecticut River Bancorp
                                                (1998-present). Vice Chairman, Massachusetts Housing
                                                Partnership (1992-present). Member, Chief Executives
                                                Organization (1996-present). Director (1984-1994), President
                                                (1984-1994) and Chief Executive Officer (1986-1994),
                                                Neworld Bank.

*Calvin J. Pedersen (57)      Trustee           Director (1986-present), President (1993-present) and
Phoenix Investment                              Executive Vice President (1992-1993), Phoenix Investment
Partners, Ltd.                                  Partners, Ltd. Director/Trustee, Phoenix Funds (1995-present).
55 East Monroe Street                           Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff &
Suite 3600                                      Phelps Institutional Mutual Funds (1996-present). President
Chicago, IL 60603                               and Chief Executive Officer, Duff & Phelps Utilities Tax-Free
                                                Income Inc. (1995-present), Duff & Phelps Utilities Income
                                                Inc. (1994-present) and Duff & Phelps Utility and Corporate
                                                Bond Trust Inc. (1995-present).

Herbert Roth, Jr. (71)        Trustee           Director/Trustee, Phoenix Funds (1980-present). Trustee,
134 Lake Street                                 Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
P.O. Box 909                                    Institutional Mutual Funds (1996-present). Director, Boston
Sherborn, MA 01770                              Edison Company (1978-present), Landauer, Inc. (medical
                                                services) (1970-present),Tech Ops./Sevcon, Inc. (electronic controllers) (1987-present), and Mark IV Industries
                                                (diversified manufacturer) (1985-present). Member, Directors
                                                Advisory Counsel, Phoenix Home Life Mutual Insurance
                                                Company (1998-present). Director, Key Energy Group (oil rig service) (1988-1994) and Phoenix Home Life Mutual
                                                Insurance Company (1972-1998).

Richard E. Segerson (53)      Trustee           Managing Director, Northway Management Company (1998-
102 Valley Road                                 present). Director/Trustee, Phoenix Funds (1993-present).
New Canaan, CT 07840                            Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff &
                                                Phelps Institutional Mutual Funds (1996-present). Managing
                                                Director, Mullin Associates (1993-1998).

                                Positions Held                        Principal Occupations
Name, Address and Age           With the Fund                        During the Past 5 Years
---------------------           -------------                        -----------------------
Lowell P. Weicker, Jr. (68)     Trustee           Trustee/Director, Phoenix Funds (1995-present). Trustee,
731 Lake Avenue                                   Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Greenwich, CT 06830                               Institutional Mutual Funds (1996-present). Director, UST Inc.
                                                  (1995-present), Burroughs Wellcome Fund (1996-present),
                                                  HPSC Inc. (1995-present), and Compuware (1996-present).
                                                  Visiting Professor, University of Virginia (1997-present).
                                                  Director, Duty Free International, Inc. (1997). Chairman,
                                                  Dresing, Lierman, Weicker (1995-1996). Governor of the State
                                                  of Connecticut (1991-1995).

Michael E. Haylon (41)          Executive         Director and Executive Vice President--Investments, Phoenix
                                Vice              Investment Partners, Ltd. (1995-present). Executive Vice
                                President         President, Phoenix Funds (1993-present) and Phoenix-
                                                  Aberdeen Series Fund (1996-present). Executive Vice
                                                  President (1997-present), Vice President (1996-1997),
                                                  Phoenix Duff & Phelps Institutional Mutual Funds. Director
                                                  (1994-present), President (1995-present), Executive Vice
                                                  President (1994-1995), Vice President (1991-1994), Phoenix
                                                  Investment Counsel, Inc. Director, Phoenix Equity Planning
                                                  Corporation (1995-present). Senior Vice President, Securities
                                                  Investments, Phoenix Home Life Mutual Insurance Company (1993-1995).

John F. Sharry (47)             Executive         President, Retail Division (1999-present), Executive Vice
                                Vice              President, Retail Division (1997-1999), Phoenix Investment
                                President         Investment Partners, Ltd. Managing Director, Retail, Phoenix
                                                  Equity Planning Corporation (1995-present). Executive Vice
                                                  President, Phoenix Funds and Phoenix-Aberdeen Series Fund
                                                  (1998-present). Managing Director, Director and National
                                                  Sales Manager (December 1993-November 1995), Senior Vice
                                                  President, Director and National Sales Manager (December
                                                  1992-December 1993), Putnam Funds.

William R. Moyer (55)           Vice              Executive Vice President and Chief Financial Officer (1999-
100 Bright Meadow Blvd.         President         present), Senior Vice President and Chief Financial Officer
P.O. Box 2200                                     (1995-1999), Phoenix Investment Partners, Ltd. Director
Enfield, CT 06083-2200                            (1998-present), Senior Vice President, Finance (1990-present),
                                                  Chief Financial Officer (1996-present), and Treasurer
                                                  (1994-1996 and 1998-present), Phoenix Equity Planning
                                                  Corporation. Director (1998-present), Senior Vice President
                                                  (1990-present), Chief Financial Officer (1996-present) and
                                                  Treasurer (1994-present), Phoenix Investment Counsel, Inc.
                                                  Senior Vice President and Chief Financial Officer, Duff &
                                                  Phelps Investment Management Co. (1996-present). Vice
                                                  President, Phoenix Funds (1990-present), Phoenix-Duff &
                                                  Phelps Institutional Mutual Funds (1996-present), Phoenix-
                                                  Aberdeen Series Fund (1996-present). Vice President,
                                                  Investment Products Finance, Phoenix Home Life Mutual
                                                  Insurance Company (1990-1995). Senior Vice President and
                                                  Chief Financial Officer, W. S. Griffith & Co., Inc. (1992-
                                                  1995) and Townsend Financial Advisers, Inc. (1993-1995).

                            Positions Held                         Principal Occupations
Name, Address and Age       With the Fund                         During the Past 5 Years
---------------------       -------------                         -----------------------
Leonard J. Saltiel (45)     Vice              Managing Director, Operations and Service, (1996-present),
                            President         Senior Vice President (1994-1996), Phoenix Equity Planning
                                              Corporation. Vice President, Phoenix Funds (1994-present),
                                              Phoenix Duff & Phelps Institutional Mutual Funds (1996-
                                              present), Phoenix-Aberdeen Series Fund (1996-present).
                                              Senior Vice President, Phoenix Investment Partners, Ltd.
                                              (1999-present). Vice President, Investment Operations,
                                              Phoenix Home Life Mutual Insurance Company (1994-1995).
                                              Various positions with Home Life Insurance Company and
                                              Phoenix Home Life Mutual Insurance Company (1987-1994).

Nancy G. Curtiss (46)       Treasurer         Vice President, Fund Accounting (1994-present) and Treasurer
                                              (1996-present), Phoenix Equity Planning Corporation. Treasurer,
                                              Phoenix Funds (1994-present), Phoenix Duff & Phelps
                                              Institutional Mutual Funds (1996-present), Phoenix-Aberdeen
                                              Series Fund (1996-present). Second Vice President and
                                              Treasurer, Fund Accounting, Phoenix Home Life Mutual
                                              Insurance Company (1994-1995). Various positions with Phoenix
                                              Home Life Insurance Company (1987-1994).

G. Jeffrey Bohne (51)       Secretary         Vice President and General Manager, Phoenix Home Life
101 Munson Street                             Mutual Insurance Co. (1993-present). Vice President, Mutual
Greenfield, MA 01301                          Fund Customer Service (1996-present), Vice President,
                                              Transfer Agency Operations (1993-1996), Phoenix Equity
                                              Planning Corporation. Secretary/Clerk, Phoenix Funds (1993-
                                              present), Phoenix Duff & Phelps Institutional Mutual Funds
                                              (1996-present) and Phoenix-Aberdeen Series Fund (1996-present).


-----------

*Indicates that the Trustee is an "interested person" of the Trust within the meaning of the definition set forth in Section 2(a)(19) of the Investment Company Act of 1940.


     For services rendered to the Fund for the fiscal year ended June 30, 1999, the Trustees received aggregate remuneration of $12,840. For service on the Boards of Directors/Trustees of the Phoenix Funds, each Trustee who is not a full-time employee of the Adviser or any of its affiliates currently receives a retainer at the annual rate of $40,000 and $2,500 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and $2,000 per joint Audit Committee meeting attended. Each Trustee who serves on the Nominating Committee receives a retainer at the annual rate of $1,000 and $1,000 per joint Nominating Committee meeting attended. Each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $2,000 and $2,000 per joint Executive Committee meeting attended. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Trustees costs are allocated equally to each of the Series and Funds within the complex. The foregoing fees do not include the reimbursement of expenses incurred in connection with meetings attended. Officers and employees of the Adviser who are "interested persons" are compensated for their services by the Adviser and receive no compensation from the Fund.

For the Fund's last fiscal year, the Trustees received the following compensation:


                                                                                               Total
                                                                                           Compensation
                                                  Pension or                               From Fund and
                              Aggregate      Retirement Benefits        Estimated          Fund Complex
                            Compensation       Accrued as Part       Annual Benefits        (14 Funds)
          Name                From Fund        of Fund Expenses      Upon Retirement     Paid to Directors
------------------------   --------------   ---------------------   -----------------   ------------------
Robert Chesek                  1,160                                                          64,000
E. Virgil Conway+              1,460                                                          80,750
Harry Dalzell-Payne+           1,320                                                          92,750
Francis E. Jeffries            1,100*                                                         61,000
Leroy Keith, Jr.               1,160                 None                  None               64,000
Philip R. McLoughlin+            0                 for any               for any                 0
Everett L. Morris+             1,260                                                          70,750
James M. Oates+                1,260               Trustee               Trustee              69,750
Calvin J. Pedersen               0                                                               0
Herbert Roth, Jr.+             1,520                                                          82,750
Richard E. Segerson            1,300*                                                         72,000
Lowell P. Weicker, Jr.         1,300                                                          71,000


---------


*This compensation (and the earnings thereon) will be deferred pursuant to the Directors' Deferred Compensation Plan. At September 30, 1999, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Jeffries, Morris, Roth and Segerson was $241,931.17, $153,651.87, $152,500.93 and $55,754.32,
respectively. At present, by agreement among the Fund, the Distributor and the electing director, director fees that are deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.


+Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth are members of the Executive Committee.


     On October 7, 1999, the Trustees and officers of the Fund beneficially owned less than 1% of the outstanding shares of the Fund.


Principal Shareholders


     The following table sets forth information as of October 7, 1999 with respect to each person who owns of record or is known by the Fund to own of record or beneficially own 5% or more of any class of the Fund's equity securities.



                                                                    Percent
      Name of shareholder           Class      Number of shares     of Class
-------------------------------   ---------   ------------------   ---------
MLPF&S for the sole               Class B         109,358.6300        8.41%
benefit of its customers
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484

Phoenix Equity Planning Corp.     Class C          12,380.5660        9.55%
c/o Gene Charon, Controller
100 Bright Meadow Blvd.
Enfield, CT 06082-1957

State Street Bank & Trust Co.     Class C          11,664.8670        9.00%
Cust For Bruce Geller
5 Plymouth Rd.
East Rockaway, NY 11518-1313

State Street Bank & Trust Co.     Class C           9,408.4130        7.26%
FBO Carol J. Mantegna
1913 Billy Barton Cir.
Reisterstown, MD 21136-5702

                               OTHER INFORMATION

Capital Stock

     The Declaration of Trust provides that the Trustees are authorized to create an unlimited number of series and, with respect to each series, to issue an unlimited number of full and fractional shares of beneficial interest of one or more classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the series. All shares have equal voting rights, except that only shares of the respective series or separate classes within a series are entitled to vote on matters concerning only that series or class. At the date of this Prospectus, there is only one existing series of the Fund, which has three classes of shares.

     The shares of the Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, or similar rights, and will be freely transferable. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the Declaration of Trust, as amended, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders may be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares having voting rights. Except as set forth above and subject to the 1940 Act, the Trustees will continue to hold office and appoint successor Trustees. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Fund voting for the election of Trustees can elect all of the Trustees of the Trust if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. Shareholders are entitled to redeem their shares as described in the prospectus and in this Statement of Additional Information.

     The Declaration of Trust establishing the Fund (a copy of which, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts), provides that the Fund's name refers to the Trustees under the Declaration of Trust collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of said Fund, but the "Trust Property" only shall be liable.

Independent Accountants

     PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, serves as independent accountants for the Fund (the "Accountants"). The Accountants audit the Fund's annual financial statements and express an opinion thereon.

Custodian and Transfer Agent

     Brown Brothers Harriman & Co., having its principal place of business at 40 Water Street, Boston, Massachusetts 02109, serves as custodian of the Fund's assets (the "Custodian"). Equity Planning, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200, acts as Transfer Agent for the Fund (the "Transfer Agent"). As compensation, Equity Planning receives a fee equivalent to $17.95 for each designated shareholder account plus out-of-pocket expenses. Transfer Agent fees are also utilized to offset costs and fees paid to subtransfer agents employed by Equity Planning. State Street Bank and Trust Company serves as a subtransfer agent pursuant to a Subtransfer Agency Agreement.

Report to Shareholders

     The fiscal year of the Fund ends on June 30. The Fund will send financial statements to its shareholders at least semi-annually. An annual report, containing financial statements audited by the Fund's independent accountants, will be sent to shareholders each year.

Financial Statements


     The Financial Statements for the Fund's fiscal year ended June 30, 1999, appearing in the Fund's 1999 Annual Report to Shareholders, are incorporated herein by reference.

Phoenix-Aberdeen Worldwide Opportunities Fund

                          INVESTMENTS AT JUNE 30, 1999

                                                        SHARES          VALUE
                                                     ------------   -------------

COMMON STOCKS -- 30.5%

UNITED STATES -- 30.5%
3Com Corp. (Computers
(Networking))(b)........................                   25,000   $     667,187
AT&T Corp. (Telecommunications (Long
Distance))..............................                   49,000       2,734,813

Aetna, Inc. (Health Care (Managed
Care))..................................                    7,000         626,062
American International Group, Inc.
(Insurance (Multi-Line))................                   16,000       1,873,000

Atlantic Richfield Co. (Oil (Domestic
Integrated))............................                    9,400         785,488
Bank of America Corp. (Banks (Money
Center))................................                   30,000       2,199,375
Bank One Corp. (Banks (Major
Regional))..............................                   20,000       1,191,250
BellSouth Corp. (Telephone).............                   14,000         656,250
CIGNA Corp. (Insurance (Multi-Line))....                   12,000       1,068,000
Caterpillar, Inc. (Machinery
(Diversified))..........................                   25,000       1,500,000
Chase Manhattan Corp. (The) (Banks
(Money Center)).........................                   18,000       1,559,250

Chubb Corp. (The) (Insurance (Property-
Casualty))..............................                   15,000       1,042,500

Ciena Corp. (Communications
Equipment)(b)...........................                   55,000       1,660,312
Citigroup, Inc. (Financial
(Diversified))..........................                   49,000       2,327,500
Claire's Stores, Inc. (Retail
(Specialty))............................                   50,000       1,281,250
Corning, Inc. (Manufacturing
(Diversified))..........................                    5,000         350,625
Delphi Automotive Systems Corp. (Auto
Parts & Equipment)......................                  100,000       1,856,250

Diebold, Inc. (Manufacturing
(Specialized))..........................                   40,000       1,150,000
Eastman Kodak Co.
(Photography/Imaging)...................                   23,000       1,558,250

                                                        SHARES          VALUE
                                                     ------------   -------------
UNITED STATES--CONTINUED
Eaton Corp. (Manufacturing
(Diversified))..........................                    9,000   $     828,000
First Data Corp. (Services (Data
Processing))............................                   25,000       1,223,438
GTE Corp. (Telephone)...................                   13,000         984,750
General Electric Co. (Electrical
Equipment)..............................                   14,000       1,582,000
Goodrich (B.F.) Co. (The)
(Aerospace/Defense).....................                   53,000       2,252,500
Hartford Financial Services Group, Inc.
(The) (Insurance (Multi-Line))..........                   20,000       1,166,250

Hershey Foods Corp. (Foods).............                   30,000       1,781,250
Honeywell, Inc. (Electrical
Equipment)..............................                   27,000       3,128,625
Illinois Tool Works, Inc. (Manufacturing
(Diversified))..........................                    9,000         738,000

Intel Corp. (Electronics
(Semiconductors)).......................                   30,000       1,785,000
International Paper Co. (Paper & Forest
Products)...............................                   11,000         555,500

Mattel, Inc. (Leisure Time
(Products)).............................                   49,000       1,295,437
MediaOne Group, Inc. (Broadcasting
(Television, Radio & Cable))(b).........                   15,000       1,115,625

Mellon Bank Corp. (Banks (Major
Regional))..............................                   16,400         596,550
Microsoft Corp. (Computers (Software &
Services))(b)...........................                    6,000         541,125

Minnesota Mining & Manufacturing Co.
(Manufacturing (Diversified))...........                   13,000       1,130,188

Monsanto Co. (Chemicals
(Diversified))..........................                   35,000       1,380,312
Morgan (J.P.) & Co., Inc. (Banks (Money
Center))................................                   14,000       1,967,000

6                      See Notes to Financial Statements

Phoenix-Aberdeen Worldwide Opportunities Fund

                                                        SHARES          VALUE
                                                     ------------   -------------
UNITED STATES--CONTINUED
Mylan Laboratories, Inc. (Health Care
(Generic and Other))....................                   50,000   $   1,325,000
PepsiCo, Inc. (Beverages
(Non-Alcoholic))........................                   10,000         386,875
Praxair, Inc. (Chemicals)...............                   12,000         587,250
Procter & Gamble Co. (The) (Household
Products (Non-Durable)).................                   10,000         892,500

Royal Caribbean Cruises Ltd.
(Shipping)..............................                   32,000       1,400,000
SBC Communications, Inc. (Telephone)....                   22,000       1,276,000
SLM Holding Corp. (Financial
(Diversified))..........................                   50,000       2,290,625
UST, Inc. (Tobacco).....................                   20,000         585,000
Waste Management, Inc. (Waste
Management).............................                   40,000       2,150,000
Wells Fargo Co. (Banks (Major
Regional))..............................                   40,000       1,710,000
- ---------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $57,674,360)                                          62,742,162
- ---------------------------------------------------------------------------------
FOREIGN COMMON STOCKS -- 59.1%

ARGENTINA -- 0.2%
Perez Companc SA Sponsored ADR (Oil &
Gas (Exploration & Production)).........                   22,000         255,233

Telecom Argentina SA Sponsored ADR
(Telecommunications (Long Distance))....                    6,400         171,200
                                                                    -------------
                                                                          426,433
                                                                    -------------

AUSTRALIA -- 1.0%
Australian Gas Light Co., Ltd. (Natural
Gas)....................................                  150,000         912,461
QBE Insurance Group Ltd. (Insurance
(Property-Casualty))....................                  293,000       1,115,175
                                                                    -------------
                                                                        2,027,636
                                                                    -------------

BRAZIL -- 1.4%
Embratel Participacoes SA ADR
(Telephone).............................                   25,000         346,875
Tele Centro Sul Participacoes SA ADR
(Telephone).............................                    6,500         360,750

Tele Norte Leste Participacoes SA ADR
(Telephone).............................                   34,000         631,125

Tele Sudeste Celular Participacoes SA
ADR (Telecommunications
(Cellular/Wireless))....................                   17,000         493,000

Telesp Celular Participacoes SA ADR
(Telecommunications
(Cellular/Wireless))....................                   20,000         535,000

                                                        SHARES          VALUE
                                                     ------------   -------------
BRAZIL--CONTINUED

Telesp Participacoes SA ADR
(Telephone).............................                   21,000   $     480,375
                                                                    -------------
                                                                        2,847,125
                                                                    -------------

CANADA -- 0.4%
Newbridge Networks Corp. (Canada)
(Communications Equipment)(b)...........                   29,000         833,750

DENMARK -- 0.9%
Danisco A/S (Foods).....................                   13,800         623,629
Tele Danmark A/S (Telephone)............                   25,202       1,240,515
                                                                    -------------
                                                                        1,864,144
                                                                    -------------

FINLAND -- 1.3%
Nokia Oyj Class A (Communications
Equipment)..............................                   19,430       1,703,191
Stora Enso Oyj (Paper & Forest
Products)...............................                   48,295         517,973
UPM-Kymmene Oyj (Paper & Forest
Products)...............................                   15,980         458,135
                                                                    -------------
                                                                        2,679,299
                                                                    -------------

FRANCE -- 7.8%
Air Liquide (Chemicals (Specialty)).....                    3,630         570,884
Alcatel SA ADR (Communications
Equipment)..............................                   55,000       1,560,625
Alstom (Engineering & Construction).....                   49,085       1,543,904
Axa (Insurance (Multi-Line))............                    6,632         809,097
Canal Plus (Broadcasting (Television,
Radio & Cable)).........................                    1,000         280,608

Carrefour SA (Retail (Food Chains)).....                    5,112         751,238
Castorama Dubois (Retail (Building
Supplies))..............................                    3,411         809,061
Coflexip SA (Metal Fabricators).........                    8,255         708,717
Compagnie de Saint Gobain (Manufacturing
(Diversified))..........................                    1,800         286,796

Dexia France (Banks (Major Regional))...                    3,379         452,308
Elf Aquitaine SA (Oil (International
Integrated))............................                    6,812         999,657
Groupe Danone (Foods)...................                    1,988         512,540
Lafarge SA (Construction (Cement &
Aggregates))............................                    9,101         865,350

Pechiney SA Class A (Containers &
Packaging (Paper))......................                   20,548         883,220

Renault SA (Automobiles)................                   19,966         868,911
Rhodia SA (Chemicals (Specialty)).......                   33,737         640,171
Schneider SA (Electrical Equipment).....                    5,000         280,763
Societe Generale Class A (Banks (Major
Regional))..............................                    5,069         893,379

                       See Notes to Financial Statements                       7

Phoenix-Aberdeen Worldwide Opportunities Fund

                                                        SHARES          VALUE
                                                     ------------   -------------
FRANCE--CONTINUED
Total Fina SA Class B (Oil & Gas
(Refining & Marketing)).................                    6,958   $     897,663

Valeo SA (Auto Parts & Equipment).......                    8,900         734,263
Vivendi (Manufacturing (Diversified))...                    9,500         769,558
                                                                    -------------
                                                                       16,118,713
                                                                    -------------

GERMANY -- 5.2%
Allianz AG Vinkulierte Registered Shares
(Insurance (Multi-Line))................                    3,000         832,233

BASF AG (Chemicals (Diversified)).......                   14,973         661,654
Bayer AG (Chemicals (Diversified))......                   14,300         595,784
Bayerische Motoren Werke AG
(Automobiles)...........................                    1,181         812,358
Bayerische Vereinsbank AG (Banks (Major
Regional))..............................                   11,975         778,014
Bewag AG (Electric Companies)...........                   19,591         302,043
DaimlerChrysler AG (Automobiles)........                   12,658       1,096,518
Deutsche Bank AG (Banks (Major
Regional))..............................                   11,300         689,294
Deutsche Lufthansa AG (Airlines)........                   44,273         802,656
Mannesmann AG (Manufacturing
(Diversified))..........................                    7,032       1,049,347
Metro AG (Retail (Specialty))...........                   11,997         744,802
Muenchener Rueckversicherungs New Shares
(Insurance (Multi-Line))(b).............                    2,637         481,343

Muenchener
Rueckversicherungs-Gesellschaft AG
(Insurance (Multi-Line))................                    2,637         488,142

RWE AG (Manufacturing (Diversified))....                   12,162         563,023
SAP AG Sponsored ADR (Germany)
(Computers (Software & Services)).......                   23,000         796,375
                                                                    -------------
                                                                       10,693,586
                                                                    -------------

GREECE -- 0.4%
Alpha Credit Bank (Banks (Major
Regional))..............................                    5,886         379,428
Hellenic Telecommunications Organization
SA (Telephone)..........................                   18,700         400,829
                                                                    -------------
                                                                          780,257
                                                                    -------------

HONG KONG -- 1.2%
Hongkong Electric Holdings Ltd.
(Electric Companies)....................                  350,000       1,127,779

Swire Pacific Ltd. Class B
(Manufacturing (Diversified))...........                1,760,000       1,315,700
                                                                    -------------
                                                                        2,443,479
                                                                    -------------

                                                        SHARES          VALUE
                                                     ------------   -------------

HUNGARY -- 0.4%
Magyar Tavkozlesi Rt Sponsored ADR
(Telecommunications (Long Distance))....                   17,900   $     492,250

Mol Magyar Olaj-Es Gazipari Rt. (Oil
(Domestic Integrated))..................                   16,500         397,710
                                                                    -------------
                                                                          889,960
                                                                    -------------

INDIA -- 0.5%
Mahanagar Telephone Nigam Ltd. GDR
(Telecommunications (Long Distance))....                  107,000       1,086,050

INDONESIA -- 0.3%
PT Indosat (Telecommunications (Long
Distance))..............................                  135,000         258,832
PT Indosat ADR (Telecommunications (Long
Distance))..............................                   22,000         429,000
                                                                    -------------
                                                                          687,832
                                                                    -------------

ISRAEL -- 0.4%
Bank Hapoalim Ltd. (Banks (Major
Regional))..............................                  121,000         310,427
Koor Industries Ltd. (Manufacturing
(Diversified))..........................                    4,748         547,451
                                                                    -------------
                                                                          857,878
                                                                    -------------

ITALY -- 1.5%
Assicurazioni Generali (Insurance
(Life/Health))..........................                   15,000         519,759
Banca Intesa SPA (Banks (Major
Regional))..............................                  307,458         688,045
San Paolo-IMI SPA (Banks (Major
Regional))..............................                   43,969         598,538
Telecom Italia Mobile SPA
(Telecommunications
(Cellular/Wireless))....................                   98,673         589,181

Telecom Italia SPA (Telephone)..........                   66,958         696,041
                                                                    -------------
                                                                        3,091,564
                                                                    -------------

JAPAN -- 5.6%
77 Bank Ltd. (The) (Banks (Major
Regional))..............................                   55,000         481,674
Canon, Inc. (Office Equipment &
Supplies)...............................                   15,000         431,276
Dai Nippon Printing Co., Ltd. (Specialty
Printing)...............................                   35,000         559,544
Fuji Photo Film Co.
(Photography/Imaging)...................                   13,000         491,919
Hitachi Credit Corp. (Consumer
Finance)................................                   30,000         593,624
Ito-Yokado Co., Ltd. (Retail (Food
Chains))................................                   10,000         669,222
Kao Corp. (Household Products
(Non-Durable))..........................                   20,000         561,816
Kawasumi Laboratories, Inc. (Health Care
(Medical Products & Supplies))..........                   30,000         448,626

Kirin Beverage Corp. (Beverages
(Alcoholic))............................                   32,000         573,713
Mabuchi Motor Co., Ltd. (Electrical
Equipment)..............................                    8,000         743,579
Nippon COMSYS Corp. (Engineering &
Construction)...........................                   35,000         568,219

8                      See Notes to Financial Statements

Phoenix-Aberdeen Worldwide Opportunities Fund

                                                        SHARES          VALUE
                                                     ------------   -------------
JAPAN--CONTINUED
Nippon Telegraph & Telephone Corp.
(Telephone).............................                       50   $     582,471
Rinnai Corp. (Household Furnishings &
Appliances).............................                   35,000         803,892

Rohm Co., Ltd (Electronics
(Semiconductors)).......................                    5,000         782,824
Sanwa Bank Ltd. (The) (Banks (Major
Regional))..............................                   68,000         669,122
Secom Co., Ltd. (Services (Commercial &
Consumer))..............................                    6,000         624,607

Shin-Etsu Chemical Co., Ltd. (Chemicals
(Specialty))............................                   18,000         602,299

Suzuki Motor Corp. (Automobiles)........                   40,000         636,174
Takeda Chemical Industries (Health Care
(Drugs-Major Pharmaceuticals))..........                   14,000         648,897
                                                                    -------------
                                                                       11,473,498
                                                                    -------------

MALAYSIA -- 0.2%
Carlsberg Brewery Malaysia Berhad
(Beverages (Alcoholic))(c)..............                  100,000         255,924

Malaysian Oxygen Berhad (Chemicals
(Specialty))(c).........................                   61,000         130,095
                                                                    -------------
                                                                          386,019
                                                                    -------------
MEXICO -- 1.2%
Cemex SA de CV Class B Sponsored ADR
(Construction (Cement & Aggregates))....                   55,000         543,730

Coca-Cola Femsa SA Sponsored ADR
(Beverages (Non-Alcoholic))(b)..........                   43,000         833,125

Grupo Televisa SA Sponsored GDR
(Broadcasting (Television, Radio &
Cable))(b)..............................                   14,500         649,781

Telefonos de Mexico SA Sponsored ADR
Class L (Telecommunications (Long
Distance))..............................                    5,000         404,063
                                                                    -------------
                                                                        2,430,699
                                                                    -------------

NETHERLANDS -- 3.9%
ASM Lithography Holding NV (Equipment
(Semiconductor))(b).....................                   10,473         605,906
Benckiser NV B (Household Products (Non-
Durable))...............................                   18,447         984,482

Elsevier NV (Publishing)................                   33,311         386,466
Equant NV (Services (Data
Processing))(b).........................                    8,618         794,540

                                                        SHARES          VALUE
                                                     ------------   -------------
NETHERLANDS--CONTINUED
Fortis (NL) NV (Financial
(Diversified))..........................                   22,750   $     702,667
Getronics NV (Services (Data
Processing))............................                   13,824         531,758
IHC Caland NV (Oil & Gas (Drilling &
Equipment)).............................                   10,480         410,692

ING Groep NV (Banks (Money Center)).....                   15,000         812,124
KPN NV (Telephone)......................                    9,386         440,416
Koninklijke (Royal) Philips Electronics
NV (Electronics (Component
Distributors))..........................                    4,100         404,427

Royal Dutch Petroleum Co. (Oil (Domestic
Integrated))............................                   23,734       1,390,243

VNU NV (Publishing).....................                   12,949         517,463
                                                                    -------------
                                                                        7,981,184
                                                                    -------------

NEW ZEALAND -- 0.2%
Telecom Corporation of New Zealand Ltd.
(Telephone).............................                   75,000         321,926

PHILIPPINES -- 0.5%
Ayala Land, Inc. (Financial
(Diversified))..........................                1,000,000         315,384
Philippine Long Distance Telephone Co.
Sponsored ADR (Telecommunications (Long
Distance))..............................                   22,000         662,750
                                                                    -------------
                                                                          978,134
                                                                    -------------

POLAND -- 0.3%
Elektrim Spolka Akcyjna SA (Distributors
(Food & Health))........................                   39,800         563,012

SINGAPORE -- 1.2%
United Overseas Bank Ltd. (Banks (Major
Regional))..............................                  360,000       2,516,344

SOUTH AFRICA -- 0.7%
Anglo American PLC (Metals Mining)(b)...                    8,360         390,685
BOE Ltd. (Financial (Diversified))......                  178,930         177,912
Liberty International PLC (Financial
(Diversified))..........................                   15,280         106,858
Liberty Life Association of Africa
(Insurance (Life/ Health))..............                   32,530         416,711

Metro Cash and Carry Ltd. (Retail
(Specialty))............................                  535,000         443,298
                                                                    -------------
                                                                        1,535,464
                                                                    -------------

SOUTH KOREA -- 0.6%
Kookmin Bank (Banks (Major Regional))...                   18,000         365,454

                       See Notes to Financial Statements                       9

Phoenix-Aberdeen Worldwide Opportunities Fund

                                                        SHARES          VALUE
                                                     ------------   -------------
SOUTH KOREA--CONTINUED
Pohang Iron & Steel Co. Ltd. (Iron &
Steel)..................................                    8,000   $     961,102
                                                                    -------------
                                                                        1,326,556
                                                                    -------------
SPAIN -- 2.0%
Argentaria, Caja Postal y Banco
Hipotecario de Espana SA (Banks (Major
Regional))..............................                   23,626         538,217

Banco Popular Espanol SA (Banks (Major
Regional))..............................                   13,593         977,757

Banco Santander Central Hispano SA
(Banks (Major Regional))................                   68,236         710,733
Iberdrola SA (Electric Companies).......                   30,099         458,463
Repsol SA (Oil & Gas (Refining &
Marketing)).............................                   30,000         612,573
Telefonica SA (Telephone)(b)............                   16,606         799,920
                                                                    -------------
                                                                        4,097,663
                                                                    -------------

SWEDEN -- 3.8%
AstraZeneca Group PLC (Health Care
(Drugs-Major Pharmaceuticals))..........                   28,355       1,103,951

Electrolux AB (Household Furnishings &
Appliances).............................                   42,288         885,379

Mandamus AB (Real Estate Development)...                    1,083           5,732
SSAB Svenskt Stal AB Series A (Iron &
Steel)..................................                   24,500         306,908
Sandvik AB Class B (Machinery
(Diversified))..........................                   13,600         300,738
Skandia Forsakrings AB (Insurance
(Life/Health))..........................                   75,732       1,416,344
Skandinaviska Enskilda Banken Class A
(Banks (Major Regional))................                   73,358         854,230

Telefonaktiebolaget LM Ericsson Class B
(Communications Equipment)..............                   38,345       1,229,044

Telefonaktiebolaget LM Ericsson
Sponsored ADR (Communications
Equipment)..............................                   55,000       1,811,563
                                                                    -------------
                                                                        7,913,889
                                                                    -------------

SWITZERLAND -- 3.4%
Credit Suisse Group (Banks (Major
Regional))..............................                    3,900         674,840
Nestle SA (Foods).......................                      689       1,241,414
Novartis AG Registered Shares (Health
Care (Drugs-Major Pharmaceuticals)).....                    1,124       1,641,256

Roche Holding AG (Health Care
(Drugs-Major Pharmaceuticals))..........                      129       1,326,022

                                                        SHARES          VALUE
                                                     ------------   -------------
SWITZERLAND--CONTINUED

UBS AG (Banks (Major Regional)).........                    4,784   $   1,427,885
Zurich Allied AG (Financial
(Diversified))..........................                    1,082         615,267
                                                                    -------------
                                                                        6,926,684
                                                                    -------------

TAIWAN -- 0.2%
Standard Foods Taiwan Ltd. GDR
(Foods)(b)..............................                   39,913         313,317

TURKEY -- 0.3%
Yapi ve Kredi Bankasi AS (Banks (Major
Regional))..............................               20,600,000         297,768

Yapi ve Kredi Bankasi AS (Banks (Major
Regional))(d)...........................               17,600,000         233,551
                                                                    -------------
                                                                          531,319
                                                                    -------------

UNITED KINGDOM -- 12.1%
3i Group PLC (Investment
Banking/Brokerage)......................                   57,501         653,956
BG PLC (Natural Gas)....................                   70,472         430,452
BOC Group PLC (Chemicals (Specialty))...                   16,347         319,519
Bank of Scotland (Banks (Major
Regional))..............................                   50,239         665,207
Barclays PLC (Banks (Major Regional))...                   27,546         801,543
Bass PLC (Beverages (Alcoholic))........                   21,410         310,654
Berkeley Group PLC (The)
(Homebuilding)..........................                   35,000         419,846
British Aerospace PLC
(Aerospace/Defense).....................                   72,113         468,041
British American Tobacco PLC
(Tobacco)...............................                   30,993         291,414
British Petroleum Co. PLC (Oil (Domestic
Integrated))............................                   98,083       1,757,887

British Telecommunications PLC
(Telephone).............................                   71,277       1,194,317
Cable & Wireless PLC (Telephone)........                   40,554         516,833
Compass Group PLC (Services (Commercial
& Consumer))............................                   42,604         422,414

Debenhams PLC (Retail (Department
Stores))................................                   34,336         230,566
FirstGroup PLC (Services (Commercial &
Consumer))..............................                   57,000         311,326

GKN PLC (Auto Parts & Equipment)........                   25,243         430,930
Glaxo Wellcome PLC (Health Care
(Drugs-Major Pharmaceuticals))..........                   42,927       1,192,943

Granada Group PLC (Broadcasting
(Television, Radio & Cable))............                   17,208         319,259

HSBC Holdings PLC (Financial
(Diversified))..........................                   25,229         893,593
Hilton Group PLC (Gaming, Lottery &
Pari-mutuel Companies)..................                   77,832         308,555

10                     See Notes to Financial Statements

Phoenix-Aberdeen Worldwide Opportunities Fund

                                                        SHARES          VALUE
                                                     ------------   -------------
UNITED KINGDOM--CONTINUED
Kingfisher PLC (Retail (Specialty)).....                   49,231   $     566,498
Legal & General Group PLC (Insurance
(Multi-Line))...........................                  218,538         556,335
Lloyds TSB Group PLC (Financial
(Diversified))..........................                   85,500       1,159,048
Logica PLC (Services (Data
Processing))............................                   36,500         382,606
National Westminster Bank PLC (Banks
(Major Regional)).......................                   39,912         846,180

Norwich Union PLC (Insurance
(Life/Health))..........................                   60,342         409,239
PowerGen PLC (Electric Companies).......                   34,120         367,876
RMC Group PLC (Construction (Cement &
Aggregates))............................                   27,183         436,625
Reuters Holdings Group PLC
(Publishing)............................                   49,434         650,263
Rio Tinto PLC (Metals Mining)...........                   25,481         427,160
Royal & Sun Alliance Insurance Group PLC
(Insurance (Multi-Line))................                   62,000         556,084
Schroders PLC (Investment
Banking/Brokerage)......................                   16,476         336,584
Serco Group PLC (Services (Commercial &
Consumer))..............................                    9,253         208,572

Shell Transport & Trading Co. PLC (Oil
(Domestic Integrated))..................                   97,741         732,980

Invensys Siebe PLC (Machinery
(Diversified))..........................                   93,675         443,347
SmithKline Beecham PLC (Health Care
(Drugs-Major Pharmaceuticals))..........                   64,136         833,546

Tesco PLC (Retail (Food Chains))........                  202,070         519,986
Thames Water PLC (Water Utilities)......                   22,007         348,976
Unilever PLC (Foods)....................                   37,757         335,968
Vodafone Group PLC (Telecommunications
(Cellular/Wireless))....................                   75,203       1,481,774

Woolwich PLC (Consumer Finance).........                   50,194         293,735
AstraZeneca Group PLC (Health Care
(Drugs-Major Pharmaceuticals))..........                   29,358       1,135,633
                                                                    -------------
                                                                       24,968,270
                                                                    -------------
- ---------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $108,893,050)                                        121,591,684
- ---------------------------------------------------------------------------------

                                                        SHARES          VALUE
                                                     ------------   -------------

WARRANTS -- 0.0%

GERMANY -- 0.0%
Muenchener
Rueckversicherungs-Gesellschaft AG
Warrants (Insurance (Multi-Line))(b)....                       94   $       2,811
- ---------------------------------------------------------------------------------
TOTAL WARRANTS
(IDENTIFIED COST $0)                                                        2,811
- ---------------------------------------------------------------------------------

UNIT INVESTMENT TRUSTS -- 3.0%
Diamonds Trust, Series I................                   20,000       2,187,500
NASDAQ - 100 Shares.....................                    5,000         575,312
S&P 400 Mid-Cap Depository Receipts.....                   22,000       1,724,250
S&P 500 Depository Receipts.............                   13,000       1,780,391
- ---------------------------------------------------------------------------------
TOTAL UNIT INVESTMENT TRUSTS
(IDENTIFIED COST $6,194,336)                                            6,267,453
- ---------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS --92.6%
(IDENTIFIED COST $172,761,746)                                        190,604,110
- ---------------------------------------------------------------------------------

                                      STANDARD
                                      & POOR'S       PAR
                                       RATING       VALUE
                                      (unaudited)   (000)
                                      ---------   ---------

SHORT-TERM OBLIGATIONS -- 6.9%

COMMERCIAL PAPER -- 6.9%
Corporate Asset Funding Co., Inc.
5.55%, 7/1/99.......................    A-1+      $   1,835        1,835,000

Corporate Asset Funding Co., Inc.
5.87%, 7/1/99.......................    A-1+          1,600        1,600,000

Exxon Imperial Funding U.S., Inc.
5.20%, 7/1/99.......................    A-1+          4,675        4,675,000

Koch Industries, Inc. 5.80%,
7/1/99..............................    A-1+          1,500        1,500,000

                       See Notes to Financial Statements                      11

Phoenix-Aberdeen Worldwide Opportunities Fund

                                      STANDARD
                                      & POOR'S       PAR
                                       RATING       VALUE
                                      (unaudited)   (000)         VALUE
                                      ---------   ---------   --------------
COMMERCIAL PAPER--CONTINUED
Ford Motor Credit Co. 5.41%,
7/2/99..............................     A-1      $   4,640   $    4,639,303
- ----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $14,249,303)                                     14,249,303
- ----------------------------------------------------------------------------

TOTAL INVESTMENTS --99.5%
(IDENTIFIED COST $187,011,049)                                   204,853,413(a)
Cash and receivables, less liabilities--0.5%                         954,919
                                                              --------------
NET ASSETS--100.0%                                            $  205,808,332
                                                              --------------
                                                              --------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $22,594,021 and gross depreciation of $5,333,246 for federal income tax purposes. At June 30, 1999, the aggregate cost of securities for federal income tax purposes was $187,592,638.
(b)  Non-income producing.
(c) Security valued at fair value as determined in good faith by or under the direction of the Trustees.
(d)  Non-tradable bonus shares.

12
                       See Notes to Financial Statements

Phoenix-Aberdeen Worldwide Opportunities Fund

                            INDUSTRY DIVERSIFICATION
                       AS A PERCENTAGE OF TOTAL VALUE OF
                          TOTAL LONG-TERM INVESTMENTS
                                  (UNAUDITED)

Aerospace/Defense.......................     1.5
Airlines................................     0.4
Auto Parts & Equipment..................     1.6
Automobiles.............................     1.9
Banks (Major Regional)..................    11.0
Banks (Money Center)....................     3.5
Beverages (Alcoholic)...................     0.6
Beverages (Non-Alcoholic)...............     0.7
Broadcasting (Television, Radio &
Cable)..................................     1.3
Chemicals...............................     0.3
Chemicals (Diversified).................     1.4
Chemicals (Specialty)...................     1.2
Communications Equipment................     4.9
Computers (Networking)..................     0.4
Computers (Software & Services).........     0.7
Construction (Cement & Aggregates)......     1.0
Consumer Finance........................     0.5
Containers & Packaging (Paper)..........     0.5
Distributors (Food & Health)............     0.3
Electric Companies......................     1.2
Electrical Equipment....................     3.1
Electronics (Component Distributors)....     0.2
Electronics (Semiconductors)............     1.4
Engineering & Construction..............     1.2
Equipment (Semiconductor)...............     0.3
Financial (Diversified).................     4.7
Foods...................................     2.6
Gaming, Lottery & Pari-Mutuel
Companies...............................     0.2
Health Care (Drugs-Major
Pharmaceuticals)........................     4.3
Health Care (Generic And Other).........     0.7
Health Care (Managed Care)..............     0.3
Health Care (Medical Products &
Supplies)...............................     0.2
Homebuilding............................     0.2
Household Furnishings & Appliances......     0.9
Household Products (Non-Durable)........     1.3
Insurance (Life/Health).................     1.5
Insurance (Multi-Line)..................     4.2
Insurance (Property-Casualty)...........     1.2
Investment Banking/Brokerage............     0.5
Iron & Steel............................     0.7
Leisure Time (Products).................     0.7
Machinery (Diversified).................     1.2
Manufacturing (Diversified).............     4.1
Manufacturing (Specialized).............     0.6
Metal Fabricators.......................     0.4
Metals Mining...........................     0.4
Natural Gas.............................     0.7
Office Equipment & Supplies.............     0.2
Oil & Gas (Drilling & Equipment)........     0.2
Oil & Gas (Exploration & Production)....     0.1
Oil & Gas (Refining & Marketing)........     0.8
Oil (Domestic Integrated)...............     2.8
Oil (International Integrated)..........     0.5
Paper & Forest Products.................     0.8
Photography/Imaging.....................     1.1
Publishing..............................     0.8
Real Estate Development.................     0.0
Retail (Building Supplies)..............     0.4
Retail (Department Stores)..............     0.1
Retail (Food Chains)....................     1.1
Retail (Specialty)......................     1.7
Services (Commercial & Consumer)........     0.9
Services (Data Processing)..............     1.7
Shipping................................     0.8
Specialty Printing......................     0.3

Telecommunications
(Cellular/Wireless).....................     1.7
Telecommunications (Long Distance)......     3.5
Telephone...............................     5.9
Tobacco.................................     0.5
Waste Management........................     1.2
Water Utilities.........................     0.2
                                          ------
                                           100.0%
                                          ------
                                          ------

                       See Notes to Financial Statements                      13

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1999

ASSETS
Investment securities at value
  (Identified cost $187,011,049)                                  $204,853,413
Cash                                                                     9,758
Receivables
  Investment securities sold                                        10,093,076
  Fund shares sold                                                     999,653
  Dividends                                                            270,727
  Tax reclaim                                                          118,266
Prepaid expenses                                                         4,045
                                                                  ------------
  Total assets                                                     216,348,938
                                                                  ------------
LIABILITIES
Payables
  Foreign currency at value (Identified cost $583)                         588
  Investment securities purchased                                    9,949,287
  Fund shares repurchased                                              217,881
  Investment advisory fee                                              124,087
  Transfer agent fee                                                    85,238
  Distribution fee                                                      49,390
  Financial agent fee                                                   16,457
  Trustees' fee                                                          4,944
Accrued expenses                                                        92,734
                                                                  ------------
  Total liabilities                                                 10,540,606
                                                                  ------------
NET ASSETS                                                        $205,808,332
                                                                  ============

NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   163,478,220
Distributions in excess of net investment income                      (223,516)
Accumulated net realized gain                                       24,717,758
Net unrealized appreciation                                         17,835,870
                                                                  ------------
NET ASSETS                                                        $205,808,332
                                                                  ============
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $192,618,858)                 17,622,211
Net asset value per share                                               $10.93
Offering price per share $10.93/(1-4.75%)                               $11.48
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $12,351,382)                   1,183,048
Net asset value and offering price per share                            $10.44
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $838,092)                         80,403
Net asset value and offering price per share                            $10.42


                             STATEMENT OF OPERATIONS
                            YEAR ENDED JUNE 30, 1999

INVESTMENT INCOME
Dividends                                                         $  2,625,083
Interest                                                               464,408
Foreign taxes withheld                                                (160,672)
                                                                  ------------
  Total investment income                                            2,928,819
                                                                  ------------
EXPENSES
Investment advisory fee                                              1,435,159
Distribution fee, Class A                                              450,501
Distribution fee, Class B                                              109,645
Distribution fee, Class C                                                1,850
Financial agent fee                                                    182,694
Transfer agent                                                         335,686
Custodian                                                              165,396
Professional                                                            85,273
Printing                                                                38,249
Registration                                                            35,773
Trustees                                                                14,921
Miscellaneous                                                           12,631
                                                                  ------------
  Total expenses                                                     2,867,778
                                                                  ------------
NET INVESTMENT INCOME                                                   61,041
                                                                  ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                     50,114,718
Net realized gain on foreign currency transactions                      30,812
Net change in unrealized appreciation (depreciation) on
  investments                                                      (33,666,438)
Net change in unrealized appreciation (depreciation) on
  foreign currency and foreign currency transactions                    (4,248)
                                                                  ------------
NET GAIN ON INVESTMENTS                                             16,474,844
                                                                  ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ 16,535,885
                                                                  ============

14                       See Notes to Financial Statements

Phoenix-Aberdeen Worldwide Opportunities Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                  Year Ended        Year Ended
                                                    6/30/99            6/30/98
                                                -------------       ------------
FROM OPERATIONS
  Net investment income (loss)                  $      61,041       $    281,863
  Net realized gain (loss)                         50,145,530         15,873,450
  Net change in unrealized appreciation
    (depreciation)                                (33,670,686)        31,295,703
                                                -------------       ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                      16,535,885         47,451,016
                                                -------------       ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A                           --         (1,559,972)
  Net investment income, Class B                           --            (82,470)
  Net realized gains, Class A                     (34,904,402)       (16,213,603)
  Net realized gains, Class B                      (2,069,960)          (923,384)
  Net realized gains, Class C                         (20,465)                --
  In excess of net investment income,
    Class A                                                --           (334,226)
  In excess of net investment income,
    Class B                                                --            (17,669)
                                                -------------       ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS                 (36,994,827)       (19,131,324)
                                                -------------       ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (12,453,031 and 1,700,588 shares,
    respectively)                                 136,514,002         19,328,353
  Net asset value of shares issued from
    reinvestment of distributions
    (3,086,328 and 1,716,156 shares,
    respectively)                                  31,171,910         16,423,613
  Cost of shares repurchased (12,685,436
    and 2,883,240 shares, respectively)          (139,064,651)       (32,460,031)
                                                -------------       ------------
Total                                              28,621,261          3,291,935
                                                -------------       ------------
CLASS B
  Proceeds from sales of shares (986,822
    and 234,656 shares, respectively)              10,356,022          2,624,751
  Net asset value of shares issued from
    reinvestment of distributions
    (177,841 and 100,820 shares,
    respectively)                                   1,723,276            939,638
  Cost of shares repurchased (883,524
    and 232,300 shares, respectively)              (9,320,274)        (2,549,881)
                                                -------------       ------------
Total                                               2,759,024          1,014,508
                                                -------------       ------------
CLASS C
  Proceeds from sales of shares (83,139
    and 0 shares, respectively)                       877,235                 --
  Net asset value of shares issued from
    reinvestment of distributions (2,112
    and 0 shares, respectively)                        20,465                 --
  Cost of shares repurchased (4,848 and
    0 shares, respectively)                           (54,062)                --
                                                -------------       ------------
Total                                                 843,638                 --
                                                -------------       ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    FROM SHARE TRANSACTIONS                        32,223,923          4,306,443
                                                -------------       ------------
  NET INCREASE (DECREASE) IN NET ASSETS            11,764,981         32,626,135
                                                -------------       ------------
NET ASSETS
  Beginning of period                             194,043,351        161,417,216
                                                -------------       ------------
  END OF PERIOD [INCLUDING DISTRIBUTIONS
    IN EXCESS OF NET INVESTMENT INCOME
    OF ($223,516) AND ($420,414),
    RESPECTIVELY]                               $ 205,808,332       $194,043,351
                                                =============       ============

                        See Notes to Financial Statements                     15

Phoenix-Aberdeen Worldwide Opportunities Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                CLASS A
                                            -----------------------------------------------------------------------------
                                                                          YEAR ENDED JUNE 30,
                                            -----------------------------------------------------------------------------
                                             1999            1998             1997              1996              1995
Net asset value, beginning of period         $12.40          $10.75           $10.29             $9.04            $10.17
INCOME FROM INVESTMENT OPERATIONS(5)
  Net investment income (loss)                 0.01(1)         0.02             0.03(1)          (0.02)(1)          0.01(1)
  Net realized and unrealized gain             0.90            2.97             1.25              1.87              0.56
                                           --------        --------         --------          --------          --------
      TOTAL FROM INVESTMENT
        OPERATIONS                             0.91            2.99             1.28              1.85              0.57
                                           --------        --------         --------          --------          --------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                       --           (0.13)           (0.04)               --                --
  Dividends from net realized gains           (2.38)          (1.20)           (0.78)            (0.60)            (1.37)
  In excess of net investment income             --           (0.01)              --                --                --
  In excess of net realized gains                --              --               --                --             (0.33)
                                           --------        --------         --------          --------          --------
      TOTAL DISTRIBUTIONS                     (2.38)          (1.34)           (0.82)            (0.60)            (1.70)
                                           --------        --------         --------          --------          --------
Change in net asset value                     (1.47)           1.65             0.46              1.25             (1.13)
                                           --------        --------         --------          --------          --------
NET ASSET VALUE, END OF PERIOD               $10.93          $12.40           $10.75            $10.29             $9.04
                                           ========        ========         ========          ========          ========
Total return(2)                                8.90%          31.45%           13.40%            21.39%             6.53%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                              $192,619        $183,188         $153,005          $146,052          $126,481
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                           1.45%           1.42%            1.53%             1.60%             1.80%
  Net investment income (loss)                 0.07%           0.21%            0.34%            (0.19%)            0.16%
Portfolio turnover                              166%            156%             234%              245%              277%

                                                                 CLASS B                                         CLASS C
                                           -------------------------------------------------------       -----------------------
                                                                                                            FROM           FROM
                                                                                                         INCEPTION      INCEPTION
                                                           YEAR ENDED JUNE 30,                            7/15/94       12/16/98
                                           -------------------------------------------------------          TO             TO
                                             1999            1998            1997            1996         6/30/95        6/30/99
Net asset value, beginning of period        $12.04          $10.53          $10.14           $8.98         $10.40         $11.62
INCOME FROM INVESTMENT OPERATIONS(5)
  Net investment income (loss)                (.07)(1)       (0.06)          (0.03)(1)       (0.08)(1)      (0.02)(1)         --(1)
  Net realized and unrealized gain            0.85            2.90            1.21            1.84           0.30           1.18
                                           -------         -------          ------          ------         ------         ------
      TOTAL FROM INVESTMENT
        OPERATIONS                            0.78            2.84            1.18            1.76           0.28           1.18
                                           -------         -------          ------          ------         ------         ------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                      --           (0.11)          (0.01)             --             --             --
  Dividends from net realized gains          (2.38)          (1.20)          (0.78)          (0.60)         (1.37)         (2.38)
  In excess of net investment income            --           (0.02)             --              --             --             --
  In excess of net realized gains               --              --              --              --          (0.33)            --
                                           -------         -------          ------          ------         ------         ------
      TOTAL DISTRIBUTIONS                    (2.38)          (1.33)          (0.79)          (0.60)         (1.70)         (2.38)
                                           -------         -------          ------          ------         ------         ------
Change in net asset value                    (1.60)           1.51            0.39            1.16          (1.42)         (1.20)
                                           -------         -------          ------          ------         ------         ------
NET ASSET VALUE, END OF PERIOD              $10.44          $12.04          $10.53          $10.14          $8.98         $10.42
                                           =======         =======          ======          ======         ======         ======
Total return(2)                               7.99%          30.61%          12.46%          20.50%          3.54%(3)      11.68%(3)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (thousands)                            $12,351         $10,855          $8,412          $5,709         $2,849           $838
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                          2.21%           2.17%           2.29%           2.34%          2.61%(4)       2.28%(4)
  Net investment income (loss)               (0.65%)         (0.54%)         (0.35%)         (0.86%)        (0.33%)(4)      0.04%(4)
Portfolio turnover                             166%            156%            234%            245%           277%(3)        166%(3)

(1)  Computed using average shares outstanding.
(2)  Maximum sales charges are not reflected in the total return calculation.
(3)  Not annualized.
(4)  Annualized.
(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

16                       See Notes to Financial Statements

PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1999

1. SIGNIFICANT ACCOUNTING POLICIES

      Phoenix-Aberdeen Worldwide Opportunities Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is capital appreciation by investing in equity securities of domestic and non-U.S. issuers. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears distribution expenses unique to that class.

      The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

      Equity securities are valued at the last sale price, or if there had been no sale of the security on that day, at the last bid price. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

      Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Realized gains and losses from investment transactions are reported on the identified cost basis.

C. INCOME TAXES:

      It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

      Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

      Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

      The Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds and to manage the Fund's currency exposure. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

      A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1999 (CONTINUED)

2. INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

      As compensation for their services to the Fund, the adviser, Phoenix Investment Counsel, Inc. ("PIC"), an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), is entitled to a fee at an annual rate of 0.75% of the average daily net assets of the Fund up to $1 billion, 0.70% between $1 billion and $2 billion, and 0.65% in excess of $2 billion.

      Effective October 27, 1998, Aberdeen Fund Managers, Inc. ("Aberdeen") was appointed subadviser to the Phoenix-Aberdeen Worldwide Opportunities Fund. Aberdeen is a subsidiary of Aberdeen Asset Management PLC. For its services, Aberdeen is paid a fee by the Adviser equal to 0.375% of the average daily net assets of the Phoenix-Aberdeen Worldwide Opportunities Fund up to $1 billion, 0.35% between $1 billion and $2 billion, and 0.325% in excess of $2 billion.

      As Distributor of the Fund's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect majority-owned subsidiary of PHL, has advised the Fund that it retained net selling commissions of $11,464 for Class A shares and deferred sales charges of $34,007 for Class B shares and $50 for Class C shares for the year ended June 30, 1999. In addition, the Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B and Class C shares of the average daily net assets of the Fund. The Distribution Plan for Class A shares provides for fees to be paid up to a maximum on an annual basis of 0.30%; the Distributor has voluntarily agreed to limit the fee to 0.25%. The Distributor has advised the Fund that of the total amount expensed for the year ended June 30, 1999, approximately $221,036 was retained by the Distributor, $324,146 was paid to unaffiliated participants and $16,814 was paid to W.S. Griffith, an indirect subsidiary of PHL.

      As Financial Agent of the Fund, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

      PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended June 30, 1999, transfer agent fees were $335,686 of which PEPCO retained $137,915 which is net of the fees paid to State Street.

      At June 30, 1999, PHL and affiliates held 241 Class A shares, 2 Class B shares and 10,718 Class C shares of the Fund with a combined value of $114,332.

3. PURCHASE AND SALE OF SECURITIES

      Portfolio purchases and sales of investments, excluding short-term securities, for the year ended June 30, 1999 aggregated $303,475,674 and $321,781,409 respectively. There were no purchases or sales of long-term U.S. Government securities.

4. CREDIT RISK

      In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

5. RECLASSIFICATION OF CAPITAL ACCOUNTS

      In accordance with accounting pronouncements, the Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of June 30, 1999, the Fund has decreased capital paid in on shares of beneficial interest by $5,300, decreased undistributed net investment loss by $135,857 and decreased accumulated net realized gain by $130,557.

6. OTHER

      On February 9, 1999, the Board of Trustees of Phoenix-Engemann Funds unanimously approved an Agreement and Plan of Reorganization relating to the proposed combination of the Phoenix-Aberdeen Worldwide Opportunities Fund and the Phoenix-Engemann Global Growth Fund.

      Pursuant to the Agreement, the Global Growth Fund will transfer substantially all of its assets to the Worldwide Opportunities Fund in exchange for shares of the Worldwide Opportunities Fund and the assumption by the Worldwide Opportunities Fund of certain identified liabilities of the Global Growth Fund. Following the exchange, the Global Growth Fund will distribute the shares of the Worldwide Opportunities Fund to its shareholders pro rata, in liquidation of the Global Growth Fund.

TAX INFORMATION NOTICE (UNAUDITED)
LONG-TERM CAPITAL GAINS

      The Fund distributed $17,812,920 of long-term capital gain dividends.

      This report is not authorized for distribution to prospective investors in the Phoenix-Aberdeen Worldwide Opportunities Fund unless preceded or accompanied by and effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                        REPORT OF INDEPENDENT ACCOUNTANTS

                                     [LOGO]

To the Trustees and Shareholders of
Phoenix-Aberdeen Worldwide Opportunities Fund:

      In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (excluding Standard & Poor's ratings), and the related statements of operations and of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of the Phoenix-Aberdeen Worldwide Opportunities Fund (the "Fund") at June 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
August 6, 1999

                  PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND
                           PART C--OTHER INFORMATION

Item 23. Exhibits


  a.1     Declaration of Trust of the Registrant, filed as Exhibit 1.1 via EDGAR with Post-Effective Amendment No. 63 on October 24, 1997 and herein incorporated by reference.

  a.2     Amendment to Declaration of Trust designating Classes of Shares, filed as Exhibit 1.2 via EDGAR with Post-
          Effective Amendment No. 61 on October 30, 1995 and incorporated herein by reference.

  a.3     Amendment to Declaration of Trust establishing Class C Shares, filed via EDGAR with Post-Effective Amendment
          No. 66 on December 15, 1998 and incorporated herein by reference.

  a.4     Amendment to Declaration of Trust changing name of Trust to "Phoenix-Aberdeen Worldwide Opportunities
          Fund", filed via EDGAR with Post-Effective Amendment No. 66 on December 15, 1998 and incorporated herein by reference.

  b.      By-laws of the Registrant, previously filed and filed as Exhibit 2.1 via EDGAR with Post-Effective Amendment
          No. 63 on October 24, 1997 and herein incorporated by reference.

  c.      Reference is made to Article V of Registrant's Declaration of Trust, as amended, referred to in Exhibit a.1.

  d.1     Management Agreement between Registrant and National Securities & Research Corporation, dated May 14,
          1993 and assigned to Phoenix Investment Counsel, Inc. effective June 1, 1998, filed as Exhibit 5.1 via EDGAR with Post-Effective Amendment No. 63 on October 24, 1997 and herein incorporated by reference.

  d.2     Amendment to Management Agreement between Registrant and National Securities & Research Corporation,
          dated January 1, 1994 and assigned to Phoenix Investment Counsel, Inc. effective June 1, 1998, filed as Exhibit 5.2 via EDGAR with Post-Effective Amendment No. 61 on October 30, 1995 and incorporated herein by reference.

  d.3     Subadvisory Agreement between Phoenix Investment Counsel, Inc. and Aberdeen Fund Managers, Inc. dated
          October 27, 1998, filed via EDGAR with Post-Effective Amendment No. 66 on December 15, 1998 and
          incorporated herein by reference.

  e.1     Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation ("Equity Planning"),
          dated November 19, 1997, filed as Exhibit 6.1 via EDGAR with Post-Effective Amendment No. 64 on October 6,
          1998 and herein incorporated by reference.

  e.2     Form of Sales Agreement between Phoenix Equity Planning Corporation and dealers, filed as Exhibit 6.2 via
          EDGAR with Post-Effective Amendment No. 64 on October 6, 1998 and herein incorporated by reference.

  e.3     Form of Supplement to Phoenix Family of Funds Sales Agreement, filed as Exhibit 6.3 via EDGAR with Post-
          Effective Amendment No. 64 on October 6, 1998 and herein incorporated by reference.

  e.4     Form of Financial Institution Sales Contract for the Phoenix Family of Funds filed as Exhibit 6.4 via EDGAR with Post-Effective Amendment No. 64 on October 6, 1998 and herein incorporated by reference.

  f.      None.

  g.      Custody Agreement between Registrant and Brown Brothers Harriman & Co., dated August 11, 1994, filed as
          Exhibit 8 via EDGAR with Post-Effective Amendment No. 63 on October 24, 1997 and incorporated herein by reference.

  h.1     Transfer Agency and Service Agreement between Registrant and Phoenix Equity Planning Corporation, dated
          June 1, 1994, filed as Exhibit 9.1 via EDGAR with Post-Effective Amendment No. 63 on October 24, 1997 and incorporated herein by reference.

  h.2     Sub-transfer Agent Agreement between Equity Planning and State Street Bank and Trust Company, dated June 1,
          1994 filed as Exhibit 9.2 via EDGAR with Post-Effective Amendment No. 64 on October 6, 1998 and herein incorporated by reference.

  h.3     Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning
          Corporation, dated November 19, 1997, filed as Exhibit 9.3 via EDGAR with Post-Effective Amendment No.
          64 on October 6, 1998 and herein incorporated by reference.

  h.4     First Amendment to Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity
          Planning Corporation, dated March 23, 1998, filed as Exhibit 9.4 via EDGAR with Post-Effective Amendment
          No. 64 on October 6, 1998 and herein incorporated by reference.

  h.5     Second Amendment to Amended and Restated Financial Agent Agreement between Registrant and Phoenix
          Equity Planning Corporation, dated July 31, 1998, filed as Exhibit 9.5 via EDGAR with Post-Effective
          Amendment No. 64 on October 6, 1998 and herein incorporated by reference.

  i.      Opinion as to legality of the shares filed via EDGAR with Post Effective Amendment No. 61 on October 30, 1995, incorporated herein by reference.

  j.*     Consent of Independent Accountants filed via EDGAR herewith.

  k.      Not applicable.

  l.      None.

  m.1     Amended and Restated Distribution Plan Pursuant to Rule 12b-1 for Class A Shares filed as Exhibit 15.1 via
          EDGAR with Post-Effective Amendment No. 63 on October 24, 1997 and incorporated herein by reference.

  m.2     Amended and Restated Distribution Plan Pursuant to Rule 12b-1 for Class B Shares filed as Exhibit 15.2 via
          EDGAR with Post-Effective Amendment No. 63 on October 24, 1997 and incorporated herein by reference.

  n.      Financial Data Schedule.

  o.1     Amended and Restated Plan Pursuant to Rule 18f-3 effective July 1, 1997, filed as Exhibit 18.1 via EDGAR with Post-Effective Amendment No. 64 on October 6, 1998, herein incorporated by reference.

  o.2     First Amendment to the Amended and Restated Plan Pursuant to Rule 18f-3 effective August 26, 1998 filed as Exhibit 18.2 via EDGAR with Post-Effective Amendment No. 64 on October 6, 1998, herein incorporated by reference.

  p.*     Powers of attorney filed via EDGAR with Post-Effective Amendment No. 67 on October 25, 1999.


-----------
*Filed herewith

Item 24. Persons Controlled by or Under Common Control With the Fund

         None.


Item 25. Indemnification

         Registrant's indemnification provision is set forth in Post-Effective Amendment No. 58 filed with the Securities and Exchange Commission on June 30, 1993, and is incorporated herein by reference.

Item 26. Business and Other Connections of Investment Adviser

         See "Management of the Fund" in the Prospectus and "Services of the Adviser" and "Management of the Fund" in the Statement of Additional Information which is included in this Post-Effective Amendment. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of Phoenix Investment Counsel, Inc., the Adviser, reference is made to the Advisers' current Form ADV (SEC File No. 801-5995) filed under the Investment Advisers Act of 1940 and incorporated herein by reference.

Item 27. Principal Underwriter

  (a) Equity Planning also serves as the principal underwriter for the following other registrants:

         Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional Mutual Funds, Phoenix-Engemann Funds, Phoenix Equity Series Fund, Phoenix-Euclid Funds, Phoenix-Goodwin California Tax Exempt Bonds, Inc., Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc., Phoenix-Goodwin Multi-Sector Short Term Bond Fund, Phoenix Investment Trust 97, Phoenix Multi-Portfolio Fund, Phoenix-Oakhurst Income & Growth Fund, Phoenix-Seneca Funds, Phoenix Series Fund, Phoenix Strategic Allocation Fund, Inc., Phoenix Strategic Equity Series Fund, Phoenix-Zweig Trust, Phoenix Home Life Variable Universal Life Account, Phoenix Home Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account, and PHL Variable Separate Account MVAI.

  (b) Directors and executive officers of Phoenix Equity Planning Corporation are as follows:


         Name and              Position and Offices         Position and Offices
    Principal Address            with Distributor             with Registrant
-------------------------   --------------------------   -------------------------
Michael E. Haylon           Director                     Executive Vice President
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480

Philip R. McLoughlin        Director and President       Trustee and President
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480

William R. Moyer            Director, Senior Vice        Vice President
100 Bright Meadow Blvd.     President, Chief
P.O. Box 2200               Financial Officer and
Enfield, CT 06083-2200      Treasurer

John F. Sharry              Executive Vice               Executive Vice President
100 Bright Meadow Blvd.     President, Retail
P.O. Box 2200               Distribution
Enfield, CT 06083-2200

Leonard J. Saltiel          Managing Director,           Vice President
56 Prospect Street          Operations and Service
P.O. Box 150480
Hartford, CT 06115-0480

G. Jeffrey Bohne            Vice President, Mutual       Secretary
101 Munson Street           Fund Customer Service
Greenfield, MA 01301

Nancy G. Curtiss            Vice President and           Treasurer
56 Prospect Street          Treasurer,
P.O. Box 150480             Fund Accounting
Hartford, CT 06115-0480

Thomas N. Steenburg         Vice President, Counsel      None
55 East Monroe St.          and Secretary
Suite 3600
Chicago, IL 60603

Jacqueline Porter           Assistant Vice President     Assistant Treasurer
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115


  (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

Item 28. Location of Accounts and Records

         Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include Registrant's investment adviser, Phoenix Investment Counsel, Inc.; Registrant's financial agent, transfer agent and principal underwriter, Phoenix Equity Planning Corporation; Registrant's dividend disbursing agent, State Street Bank and Trust Company; and Registrant's custodian, Brown Brothers Harriman & Co. The address of the Secretary of the Trust is 101 Munson Street, Greenfield, Massachusetts 01301; the address of Phoenix Investment Counsel, Inc. is 56 Prospect Street, Hartford, Connecticut 06115; the address of Phoenix Equity Planning Corporation is 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200; the address of the dividend disbursing agent is P.O. Box 8301, Boston, Massachusetts 02266-8301, Attention: Phoenix Funds, and the address for the custodian is 40 Water Street, Boston, Massachusetts 02109.

Item 29. Management Services

         Not applicable.

Item 30. Undertakings

         Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Hartford, and State of Connecticut on the 26th day of October, 1999.


                                        PHOENIX-ABERDEEN WORLDWIDE
                                        OPPORTUNITIES FUND


ATTEST: /s/ Pamela S. Sinofsky           By: /s/ Philip R. McLoughlin
        -----------------------------        -----------------------------------
            Pamela S. Sinofsky                   Philip R. McLoughlin
            Assistant Secretary                  President

     Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed below by the following persons in the capacities indicated, on this 26th day of October, 1999.


          Signature                  Title
          ---------                  -----
----------------------------
Robert Chesek*                       Trustee

----------------------------
E. Virgil Conway*                    Trustee

 /s/ Nancy G. Curtiss                Treasurer (principal financial and
----------------------------         accounting officer)
Nancy G. Curtiss

----------------------------
Harry Dalzell-Payne*                 Trustee

----------------------------
Francis E. Jeffries*                 Trustee

----------------------------
Leroy Keith, Jr.*                    Trustee

 /s/ Philip R. McLoughlin
----------------------------
Philip R. McLoughlin                 Trustee and President

----------------------------
Everett L. Morris*                   Trustee

----------------------------
James M. Oates*                      Trustee

----------------------------
Calvin J. Pedersen*                  Trustee

----------------------------
Herbert Roth, Jr.*                   Trustee

----------------------------
Richard E. Segerson*                 Trustee

----------------------------
Lowell P. Weicker, Jr.*              Trustee

By: /s/ Philip R. McLoughlin
--------------------------------
*Philip R. McLoughlin pursuant to powers of attorney filed previously.

                                     S-1(c)